EXHIBIT 99

                        Banc of America Securities
                                                 [LOGO](TM)

      ---------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2005-E
$1,326,180,000 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1, 6-A-1, 7-A-1, 8-A-1 and 9-A-1
(Offered Certificates)

Bank of America, N.A.

Seller

Bank of America, National Association
GreenPoint Mortgage Funding, Inc.
National City Mortgage Co.
Wells Fargo Bank, N.A.
Countrywide Home Loan Servicing LP
JPMorgan Chase Bank, N.A.

Servicers

Wells Fargo Bank, N.A.

Master Servicer

June 22, 2005

      ---------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Principal           WAL (Yrs)                      Last Scheduled               Certificate Interest
 Class   Balance $(1)   (Roll(3)/Call/Mat) (2)   Prin Pmt (Mths) (Roll(3)/Call/Mat) (2)      Rate Type(10)
--------------------------------------------------------------------------------------------------------------
 1-A-1    279,255,000      N.A / 2.99 / 3.3                  N.A / 93 / 359                      (4)(5)
 1-A-2     32,661,000      N.A / 2.99 / 3.3                  N.A / 93 / 359                      (4)(5)
 1-A-R            100                               Information Not Provided Herein
1-X       311,916,000
 2-A-1     71,657,000     2.5 / 2.95 / 3.25                  59 / 93 / 359                        (6)
 3-A-1    132,783,000     2.53 / 2.97 / 3.28                 59 / 93 / 359                        (6)
 4-A-1    238,685,000     2.12 / 2.93 / 3.22                 57 / 93 / 357                        (6)
 5-A-1     66,868,000     2.79 / 2.89 / 3.18                 83 / 93 / 359                        (6)
 6-A-1    111,059,000     2.94 / 2.89 / 3.16                 119 / 93 / 359                       (6)
 CB-1      21,981,000
 CB-2       7,327,000
 CB-3       4,885,000
 CB-4       3,908,000                               Information Not Provided Herein
 CB-5       2,931,000
 CB-6       2,930,783
 7-A-1    124,352,000     N.A / 3.74 / 4.08                 N.A / 119 / 360                       (7)
7-X       124,352,000                               Information Not Provided Herein
 8-A-1    178,784,000     N.A / 3.72 / 4.06                 N.A / 119 / 359                       (7)
8-X       178,784,000                               Information Not Provided Herein
 9-A-1     90,076,000     N.A / 3.83 / 4.19                 N.A / 119 / 359                      (8)(9)
9-X        90,076,000
 DB-1      12,963,000
 DB-2       6,482,000
 DB-3       6,482,000                               Information Not Provided Herein
 DB-4       4,321,000
 DB-5       5,401,000
 DB-6       3,241,099
--------------------------------------------------------------------------------------------------------------


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         Expected Credit      Expected
 Class   Enhancement(11)    Ratings (12)            Tranche Type
-------------------------------------------------------------------------
 1-A-1              4.50%       AAA         Super Senior - LIBOR Floater
 1-A-2              4.50%       AAA        Senior Support - LIBOR Floater
 1-A-R              4.50%       AAA                   Residual
1-X                 4.50%       AAA            Senior - Interest Only
 2-A-1              4.50%       AAA             Senior - Passthrough
 3-A-1              4.50%       AAA             Senior - Passthrough
 4-A-1              4.50%       AAA             Senior - Passthrough
 5-A-1              4.50%       AAA             Senior - Passthrough
 6-A-1              4.50%       AAA             Senior - Passthrough
 CB-1               2.25%        AA                 Subordinate
 CB-2               1.50%        A                  Subordinate
 CB-3               1.00%       BBB                 Subordinate
 CB-4               0.60%        BB                 Subordinate
 CB-5               0.30%        B                  Subordinate
 CB-6               0.00%        NR                 Subordinate
 7-A-1              9.00%       AAA            Senior - COFI Floater
7-X                 9.00%       AAA            Senior - Interest Only
 8-A-1              9.00%       AAA            Senior - COFI Floater
8-X                 9.00%       AAA            Senior - Interest Only
 9-A-1              9.00%       AAA            Senior - LIBOR Floater
9-X                 9.00%       AAA            Senior - Interest Only
 DB-1               6.00%        AA                 Subordinate
 DB-2               4.50%        A                  Subordinate
 DB-3               3.00%       BBB                 Subordinate
 DB-4               2.00%        BB                 Subordinate
 DB-5               0.75%        B                  Subordinate
 DB-6               0.00%        NR                 Subordinate
-------------------------------------------------------------------------


(1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2) The WAL and Last Scheduled Principal Payment to Call and Maturity for the Class 1-A-1 and Class 1-A-2 Certificates are shown to 25% CPR. The WAL and Last Scheduled Principal Payment to Roll, Call and to Maturity for the Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1 and Class 6-A-1 Certificates are shown to 25% CPB. The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 7-A-1, Class 8-A-1 and Class 9-A-1 Certificates are shown to 20% CPR.

(3) "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).

(4) The Class 1-A-1 and Class 1-A-2 Certificates will have interest rates equal to LIBOR plus a margin of [ ]% and [ ]%, respectively. The interest rates with respect to the first interest accrual period are expected to be approximately [ ]% and [ ]%, respectively. The margins on the Class 1-A-1 and Class 1-A-2 Certificates will double their original margin after the applicable Optional Termination Date.

(5) The interest rate on the Class 1-A-1 and Class 1-A-2 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the Group 1 Mortgage Loans and (b) 11.00%.

(6) For each Distribution Date the Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1 and Class 6-A-1 Certificates will bear interest at a rate equal to the Net WAC of their respective loan groups. On the first Distribution Date the Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1 and Class 6-A-1 Certificates are expected to bear interest at a rate of [ ]%, [ ]%, [ ]%, [ ]% and [ ]%, per annum, respectively.

(7) The Class 7-A-1 and Class 8-A-1 Certificates will have interest rates equal to COFI plus a margin of [ ]% and [ ]%, respectively. The interest rates with respect to the first interest accrual period are expected to be approximately [ ]% and [ ]%, respectively.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

(8) The Class 9-A-1 Certificates will have interest rates equal to LIBOR plus a margin of [ ]%.. The interest rates with respect to the first interest accrual period are expected to be approximately [ ]%. The margins on the Class 9-A-1 Certificates will double their original margin after the applicable Optional Termination Date.

(9) The interest rate on the Class 9-A-1 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on Group 9 Mortgage Loans and (b) 10.50%.

(10) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(11) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(12) All offered certificates will be rated by at least two of Standard & Poor's, Moody's and/or Fitch. The ratings shown in the above table are expected ratings and have not yet been assigned by any rating agency.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------


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                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                      Banc of America Funding 2005-E Trust

                                  Mortgage Pass-Through Certificates, Series
                                  2005-E

Lead Manager (Book Runner):       Banc of America Securities LLC

Seller:                           Bank of America, National Association

Servicers:                        Bank of America, National Association,
                                  GreenPoint Mortgage Funding, Inc., Wells Fargo
                                  Bank, N.A., Countrywide Home Loans Servicing
                                  LP, JPMorgan Chase Bank, N.A. and National
                                  City Mortgage Co. (each a "Servicer")

Master Servicer:                  Wells Fargo Bank, N.A.

Rating Agencies:                  Standard & Poor's, Moody's Investors Service,
                                  Inc. and/or Fitch Ratings will rate the
                                  Offered Certificates.

Offered Size:                     $1,326,180,000

Securities Offered:               $279,255,000 Class 1-A-1 Certificates

                                  $32,661,000 Class 1-A-2 Certificates

                                  $71,657,000 Class 2-A-1 Certificates

                                  $132,783,000 Class 3-A-1 Certificates

                                  $238,685,000 Class 4-A-1 Certificates

                                  $66,868,000 Class 5-A-1 Certificates

                                  $111,059,000 Class 6-A-1 Certificates

                                  $124,352,000 Class 7-A-1 Certificates

                                  $178,784,000 Class 8-A-1 Certificates

                                  $90,076,000 Class 9-A-1 Certificates

Expected Closing Date:            June 30, 2005

Collection Period:                The 2nd day of each month through the 1st day
                                  of the following month.

Distribution Date:                20th of each month, or the next succeeding
                                  business day (First Distribution Date: July
                                  20, 2005)

Cut-off Date:                     June 1, 2005

Class A Certificates:             Class 1-A-1, 1-A-2, 1-X, 2-A-1, 3-A-1, 4-A-1,
                                  5-A-1, 6-A-1, 7-A-1, 7-X, 8-A-1, 8-X, 9-A-1,
                                  9-X and 1-A-R Certificates (the "Class A
                                  Certificates").

Subordinate Certificates:         Class CB-1, CB-2, CB-3, CB-4,
                                  CB-5, CB-6, (the "Aggregate Group 1
                                  Subordinate Certificates") DB-1, DB-2, DB-3,
                                  DB-4, DB-5 and DB-6 Certificates (the
                                  "Aggregate Group 2 Subordinate Certificates")
                                  (collectively the "Subordinate
                                  Certificates"). The Subordinate Certificates
                                  are not offered hereunder.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Super Senior Certificates:        Class 1-A-1 Certificates.

Super Senior Support
Certificates:                     Class 1-A-2 Certificates.

Day Count:                        With respect to Group 2, Group 3, Group 4,
                                  Group 5, Group 6, Group 7 and Group 8, 30/360 and with respect to Group 1 and Group 9, actual/360.

Pricing Speed:                    25% CPR for Group 1; 25% CPB for Group 2,
                                  Group 3, Group 4, Group 5 and Group 6; and 20%
                                  CPR for Group 7, Group 8 and Group 9. In addition, Group 1, Group 7, Group 8 and Group
                                  9 are priced at their respective pricing speeds to the Call.

Aggregate Loan Group 1:           Loan Group 1, Loan Group 2, Loan Group 3, Loan
                                  Group 4, Loan Group 5 and Loan Group 6,
                                  collectively.

Aggregate Loan Group 2:           Loan Group 7, Loan Group 8 and Loan Group 9,
                                  collectively.

Clearing:                         DTC, Clearstream and Euroclear

Denominations:                        Original Certificate              Minimum                   Incremental
                                              Form                   Denominations               Denominations
                                              ----                   -------------               -------------
Offered Class A Certificates               Book Entry                    $1,000                        $1


SMMEA Eligibility:                The Class A Certificates are expected to
                                  constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                Subject to the considerations in the
                                  prospectus supplement, the Offered
                                  Certificates are expected to be eligible for purchase by certain ERISA plans.

Tax Structure:                    REMIC

Optional Termination Date:        Any Distribution Date on or after which the
                                  aggregate Principal Balance of any Aggregate
                                  Loan Group declines to 10% or less of its aggregate Principal Balance as of the Cut-off
                                  Date.

Administrative Fee:               The Administrative Fees with respect to the
                                  Trust are payable out of the interest payments received on each Mortgage Loan. The
                                  "Administrative Fees" consist of (a) servicing compensation payable to a Servicer in respect of its servicing activities (the "Servicing
                                  Fee"), and (b) any lender paid mortgage
                                  insurance ("LPMI Fee Rate"). The
                                  Administrative Fees will accrue on the Stated
                                  Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the LPMI Fee Rate. The
                                  Servicing Fee Rate for all Loan Groups will range from 0.25% to 0.375% per annum. The LPMI
                                  Fee Rate for each Mortgage Loan ranges from 0.000% to 0.800%.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Compensating Interest:            The aggregate servicing fee payable to a
                                  Servicer for any month will be reduced by an amount equal to the aggregate prepayment interest shortfall for the Mortgage Loans serviced by such Servicer for such Distribution Date. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net WAC: As to any Mortgage Loan, the excess of its mortgage interest rate over the Administrative Fee Rate.

Net WAC Cap:                      For any Loan Group and any Distribution Date,
                                  the weighted average of the Net Mortgage
                                  Interest Rates of the related Mortgage Loans, weighted on the basis of their Stated
                                  Principal Balances on the Due Date in the month preceding the month of such Distribution
                                  Date after giving effect to principal
                                  prepayments in the related Prepayment Period.

Net Prepayments:                  For Loan Group 7, Loan Group 8 and Loan Group
                                  9 Net Prepayments are equal to the excess, if any, of the (i) related Principal Prepayment
                                  Amount over (ii) the aggregate amount of Deferred Interest accrued on the Mortgage
                                  Loans in the applicable Loan Group from the preceding Due Date to the Due Date related to that Distribution Date.

Principal Prepayment Amount:      The Principal Prepayment Amount for any
                                  Distribution Date and Loan Group will equal the sum of all amounts described in clauses
                                  (e) through (f) of the definition of Principal
                                  Amount for that Loan Group and Distribution
                                  Date.

Principal Payment Amount:         For any Loan Group and any Distribution Date,
                                  the sum of the amounts described in clauses
                                  (a) through (d) of the definition of Principal
                                  Amount for that Loan Group and Distribution
                                  Date.

Interest Accrual:                 Interest will accrue on the Class 2-A-1, Class
                                  3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1,
                                  Class 7-A-1 and Class 8-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual Period"). The initial Regular Interest Accrual Period will be deemed to have commenced on June 1, 2005.
                                  Interest will accrue on the Class 1-A-1, Class
                                  1-A-2 and Class 9-A-1 Certificates from the previous Distribution Date, or in the case of the first Distribution Date, from the Closing
                                  Date, through and including the day prior to the current Distribution Date (the "LIBOR
                                  Interest Accrual Period" and together with the Regular Interest Accrual Period, an "Interest
                                  Accrual Period"). Interest for Group 2, Group
                                  3, Group 4, Group 5, Group 6, Group 7 and
                                  Group 8 will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest for Group 1 and Group 9 will be calculated on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Negative Amortization Loans:      The Mortgage Loans in Loan Group 7, Loan Group
                                  8 and Loan Group 9 are "Negative Amortization
                                  Loans." The Mortgage Index for the Mortgage
                                  Rates for the Mortgage Loans in Loan Group 7 and Loan Group 8 is generally the Cost of Funds Index ("COFI") as listed under "Money
                                  Rates" in The Wall Street Journal most
                                  recently available as of the first day of the month prior to the month of such Adjustment
                                  Date. The Mortgage Index for the Mortgage
                                  Rates for the Mortgage Loans in Loan Group 9 is generally the London interbank offered rate for one-month U.S. dollar deposits ("One-Month
                                  LIBOR Index" or "LIBOR") as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment
                                  Date. The Mortgage Rates for the Negative
                                  Amortization Loans are generally fixed for the first one to three months following their origination dates (and the related Mortgage
                                  Rate during such time period is less than the applicable Loan Index and the related Gross
                                  Margin) and then they adjust monthly, but the scheduled payments on the Negative
                                  Amortization Loans adjust annually on a date specified in the related mortgage note, subject to the conditions (the "Payment Caps") that (i) the amount of the monthly payment
                                  (with the exception of each fifth payment adjustment date or the final payment adjustment date) will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth payment adjustment date and on the same day every fifth year thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and
                                  (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%, depending on the maximum negative amortization for that Mortgage Loan) of the original principal balance due to Deferred Interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the Negative
                                  Amortization Loan over its remaining term to maturity.

                                  Since the Mortgage Rates on the Mortgage Loans in Loan Group 7, Loan Group 8 and Loan Group 9 adjust at a different time than the monthly payments thereon and the Payment Caps may limit the amount by which the monthly payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of those Mortgage Loans over its then remaining term at the applicable Mortgage Rate. Accordingly, Mortgage Loans in Loan Group 7, Loan Group 8 and Loan Group 9 may be subject to reduced amortization (if the monthly payment due on a Due Date is sufficient to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule); negative amortization (if interest accrued from the preceding Due Date at the applicable Mortgage Rate is greater than the entire monthly payment due on the current Due Date (such excess accrued interest, "Deferred Interest")); or accelerated amortization (if the monthly payment due on a Due Date is greater than the amount necessary to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate and to reduce principal in accordance with a fully amortizing schedule). Any Deferred Interest is added to the principal balance of the applicable Mortgage Loan and, if such Deferred Interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due in the immediately preceding Collection Period.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Pay Option ARM's:                 The Mortgage Loans in Loan Group 7, Loan Group
                                  8 and Loan Group 9 are Pay Option ARM's. After an introductory period of either one or three months, the borrower may select from up to four payment options each month: (i) a monthly payment of principal and interest sufficient to fully amortize the mortgage loan based on the remaining scheduled term of the loan, (ii) a monthly payment of principal and interest sufficient to fully amortize the mortgage loan based on a fifteen year amortization term,
                                  (iii) an interest only payment that would cover solely the amount of interest that accrued during the previous month (this option is only available if it would exceed the minimum payment option for the month), or (iv) a minimum payment equal to either (a) the initial monthly payment, (b) the monthly payment as of the most recent annual adjustment date, or (c) the monthly payment as of the most recent automatic adjustment, whichever is most recent.

Principal Amount:                 The Principal Amount for any Distribution Date
                                  and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment,
                                  (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor, the Seller or an Originator and the principal portion of any amount allocated to such Loan Group in connection with an optional termination, (c) any substitution adjustment payments in connection with any defective
                                  Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                                  Mortgage Loans received during the related
                                  Collection Period, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the related
                                  Collection Period, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the related Collection Period with respect to such Mortgage Loan and (f) all full and partial principal prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                  Date.

Senior Principal Distribution
Amount: The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses, after the affect of deferred interest.

Subordinate Principal
Distribution Amount:              The Subordinate Principal Distribution Amount
                                  for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate
                                  Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan
                                  Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such
                                  Loan Group of the amounts described in clauses
                                  (e) and (f) of the definition of "Principal
                                  Amount" for such Loan Group and such
                                  Distribution Date, after the affect of
                                  deferred interest.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Senior Percentage:                The Senior Percentage for a Loan Group on any
                                  Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:           The Subordinate Percentage for a Loan Group
                                  for any Distribution Date will equal 100% minus the Senior Percentage for such Loan
                                  Group for such date.

Principal Distributions:          The Senior Principal Distribution Amount for
                                  Group 1 will generally be allocated first, to the Class 1-A-R Certificates and second, to the Class 1-A-1 and Class 1-A-2 Certificates, pro-rata, until their class balances have been reduced to zero. The Senior Principal
                                  Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 Certificates, until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates, until their class balance has been reduced to zero. The Senior
                                  Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                  Certificates, until their class balance has been reduced to zero. The Senior Principal
                                  Distribution Amount for Group 5 will generally be allocated to the Class 5-A-1 Certificates, until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 6 will generally be allocated to the Class 6-A-1 Certificates, until their class balance has been reduced to zero. The Senior
                                  Principal Distribution Amount for Group 7 will generally be allocated to the Class 7-A-1
                                  Certificates, until their class balance has been reduced to zero. The Senior Principal
                                  Distribution Amount for Group 8 will generally be allocated to the Class 8-A-1 Certificates, until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 9 will generally be allocated to the Class 9-A-1 Certificates, until their class balance has been reduced to zero.

                                  After the class balances of the Class A
                                  Certificates of any group within an Aggregate Loan Group have been reduced to zero, certain amounts otherwise payable to the related Subordinate Certificates may be paid to the Class A Certificates of the related Aggregate Loan Group.

Allocation of Net Deferred
Interest:                         The senior portion of any Net Deferred
                                  Interest generated by a loan group will be allocated sequentially based on interest entitlement, beginning with the related X
                                  Class of the group and then pro rata to all other senior classes within the related group.

Subordinate Prepayment
Percentage:                       The Subordinate Prepayment Percentage for a
                                  Loan Group for any Distribution Date will
                                  equal 100% minus the Senior Prepayment
                                  Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Senior Prepayment
Percentage of Aggregate   For the following Distribution Dates, will be as follows:
Loan Group 1
Certificates:             Distribution Date                    Senior Prepayment Percentage
                          -----------------                    ----------------------------
                          July 2005 through June 2012          100%;

                          July 2012 through June 2013          the applicable  Senior Percentage, plus 70% of
                                                               the applicable Subordinate Percentage;

                          July 2013 through June 2014          the applicable  Senior Percentage, plus 60% of
                                                               the applicable Subordinate Percentage;

                          July 2014 through June 2015          the applicable  Senior Percentage, plus 40% of
                                                               the applicable Subordinate Percentage;

                          July 2015 through June 2016          the applicable  Senior Percentage, plus 20% of
                                                               the applicable Subordinate Percentage;

                          July 2016 and thereafter             the applicable Senior Percentage;
                          provided, however,

                        (i) if on any Distribution Date the sum of the class balances of the Class A Certificates of Aggregate Loan Group 1 divided by the aggregate principal balance of the related loan groups (the "Aggregate Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal 100%.

                        (ii) if on any Distribution Date prior to the July 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Aggregate Loan Group 1 Subordinate Certificates divided by the aggregate principal balance of the related loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for such Loan Group, and

                        (iii) if on any Distribution Date on or after the July
                              2008 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for such Loan Group.

--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Senior Prepayment
Percentage of                 For the following Distribution Dates, will be as follows:
Aggregate Loan
Group 2 Certificates:         Distribution Date                 Senior Prepayment Percentage
                              -----------------                 ----------------------------
                              July 2005 through June 2015       100%;

                              July 2015 through                 the applicable  Senior Percentage plus, 70% of the
                              June 2016                         applicable Subordinate Percentage;

                              July 2016 through                 the applicable  Senior Percentage plus, 60% of the
                              June 2017                         applicable Subordinate Percentage;

                              July 2017 through                 the applicable  Senior Percentage plus, 40% of the
                              June 2018                         applicable Subordinate Percentage;

                              July 2018 through                 the applicable  Senior Percentage plus, 20% of the
                              June 2019                         applicable Subordinate Percentage;

                              July 2019 and thereafter          the applicable Senior Percentage;
                              provided, however,

                              (i) if on any Distribution Date the sum of the class balances of the Class A Certificates of Aggregate Loan Group 2 divided by the aggregate principal balance of the related loan groups (the "Aggregate Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal 100%.

                              (ii) if on any Distribution Date prior to the July 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Aggregate Loan Group 2 Subordinate Certificates divided by the aggregate principal balance of the related loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for such Loan Group, and

                              (iii) if on any Distribution Date on or after the
                                    July 2008 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for such Loan Group.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Preliminary Credit Support for Aggregate Group 1
--------------------------------------------------------------------------------
The Aggregate Group 1 Subordinate Certificates are cross-collateralized and provide credit support for the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Senior Certificates. The outstanding balances of the Aggregate Group 1 Subordinate Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Aggregate Group 1 Subordinate Certificates will be paid to the related Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------


                 Subordination of Aggregate Group 1 Certificates

                  |  -------------------------------------   /\
                  |                 Class A                  |
                  |         Credit Support [4.50%]           |
                  |  -------------------------------------   |
                  |               Class CB-1                 |
                  |         Credit Support [2.25%]           |
                  |  -------------------------------------   |
                  |               Class CB-2                 |
                  |         Credit Support [1.50%]           |
                  |  -------------------------------------   |       Order of
  Priority of     |               Class CB-3                 |         Loss
    Payment       |         Credit Support [1.00%]           |      Allocation
                  |  -------------------------------------   |
                  |               Class CB-4                 |
                  |         Credit Support [0.60%]           |
                  |  -------------------------------------   |
                  |               Class CB-5                 |
                  |         Credit Support [0.30%]           |
                  |  -------------------------------------   |
                  |               Class CB-6                 |
                  |         Credit Support [0.00%]           |
                 \/ -------------------------------------    |

--------------------------------------------------------------------------------
  Preliminary Priority of Distributions for the Aggregate Group 1 Certificates
--------------------------------------------------------------------------------
Distributions to each Group and the related Subordinate Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions

       -------------------------------------------------------------------
       First, to the Class A Certificates of each Group to pay Interest;
       -------------------------------------------------------------------
                                         |
                                         \/
       -------------------------------------------------------------------
       Second, to the Class A Certificates of each Group to pay Principal;
       -------------------------------------------------------------------
                                         |
                                         \/
       -------------------------------------------------------------------
                Third, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class CB-1
               Certificates, until each class balance is zero; and
       -------------------------------------------------------------------
                                         |
                                         \/
       -------------------------------------------------------------------
           Fourth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Preliminary Credit Support for Aggregate Group 2
--------------------------------------------------------------------------------
The Aggregate Group 2 Subordinate Certificates are cross-collateralized and provide credit support for the Group 7, Group 8 and Group 9 Senior Certificates. The outstanding balances of the Aggregate Group 2 Subordinate Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Aggregate Group 2 Subordinate Certificates will be paid to the related Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first ten years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first fourteen years.
--------------------------------------------------------------------------------


                 Subordination of Aggregate Group 2 Certificates

                   |    -------------------------------------  /\
                   |                   Class A                 |
                   |           Credit Support [9.00%]          |
                   |    -------------------------------------  |
                   |                 Class DB-1                |
                   |           Credit Support [6.00%]          |
                   |    -------------------------------------  |
                   |                 Class DB-2                |
                   |           Credit Support [4.50%]          |
                   |    -------------------------------------  |     Order of
   Priority of     |                 Class DB-3                |       Loss
     Payment       |           Credit Support [3.00%]          |    Allocation
                   |    -------------------------------------  |
                   |                 Class DB-4                |
                   |           Credit Support [2.00%]          |
                   |    -------------------------------------  |
                   |                 Class DB-5                |
                   |           Credit Support [0.75%]          |
                   |    -------------------------------------  |
                   |                 Class DB-6                |
                   |           Credit Support [0.00%]          |
                  \/    -------------------------------------  |


--------------------------------------------------------------------------------
  Preliminary Priority of Distributions for the Aggregate Group 2 Certificates
--------------------------------------------------------------------------------
Distributions to each Group and the related Subordinate Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions

        ------------------------------------------------------------------
        First, to the Class A Certificates of each Group to pay Interest;
        ------------------------------------------------------------------
                                         |
                                         \/
       -------------------------------------------------------------------
       Second, to the Class A Certificates of each Group to pay Principal;
       -------------------------------------------------------------------
                                         |
                                         \/
       -------------------------------------------------------------------
                Third, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class DB-1
               Certificates, until each class balance is zero; and
       -------------------------------------------------------------------
                                         |
                                         \/
       -------------------------------------------------------------------
           Fourth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 1 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 1 Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 1 Mortgage Loans have a fixed interest rate for the first 6 to 36 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 1, 95.54% require only the payment of interest until the 7th or 37th payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year CMT or One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR index and Six-Month LIBOR index are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 13.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

Of the Group 1 Mortgage Loans, approximately 13.44% have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------
                                          Collateral Summary         Range (if applicable)
                                          ------------------         ---------------------
Total Outstanding Loan Balance                  $326,613,526

% of Total Pool                                        23.18%

Total Number of Loans                                    875

Average Loan Principal Balance                      $373,273         $62,000 to $2,000,000

WA Gross Coupon                                        5.597%             3.625% to 7.750%

WA Net Coupon                                          5.322%

WA FICO                                                  716                    620 to 814

WA Original Term                                  360 months

WA Remaining Term                                 358 months             353 to 359 months

WA OLTV                                                75.28%             22.22% to 93.24%

WA Months to First Rate Adjustment Date             29 months               1 to 35 months

WA Gross Margin                                        2.233%             2.125% to 2.750%

WA Initial Cap                                         3.184%             0.000% to 5.000%

WA Periodic Cap                                        1.151%             0.000% to 2.000%

WA Rate Ceiling                                       11.953%           10.000% to 13.750%

% California Loans                                     48.67%

% Interest Only Loans                                  95.54%

% Prepay Penalty                                       13.44%
------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Group 2 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 2 Mortgage Loans consist of One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 2 Mortgage Loans have a fixed interest rate for the first 60 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 2, 49.34% require only the payment of interest until the 61st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR and Six-Month LIBOR indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR indices are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.250% to 12.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

Of the Group 2 Mortgage Loans, approximately 7.40% have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------
                                          Collateral Summary         Range (if applicable)
                                          ------------------         ---------------------

Total Outstanding Loan Balance                   $75,033,356

% of Total Pool                                         5.33%

Total Number of Loans                                    369

Average Loan Principal Balance                      $203,342           $39,161 to $640,514

WA Gross Coupon                                        5.774%             4.250% to 7.375%

WA Net Coupon                                          5.524%

WA FICO                                                  728                    607 to 819

WA Original Term                                  359 months             180 to 360 months

WA Remaining Term                                 357 months             179 to 359 months

WA OLTV                                                76.67%             24.52% to 95.00%

WA Months to First Rate Adjustment Date            58 months               50 to 59 months

WA Gross Margin                                        2.250%

WA Initial Cap                                         5.000%

WA Periodic Cap                                        1.786%             1.000% to 2.000%

WA Rate Ceiling                                       10.774%            9.250% to 12.375%

% California Loans                                     20.00%

% Interest Only Loans                                  49.34%

% Prepay Penalty                                        7.40%
------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 3 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 3 Mortgage Loans consist of One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 3 Mortgage Loans have a fixed interest rate for the first 60 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 3, 75.75% require only the payment of interest until the 61st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR and Six-Month LIBOR indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR and Six-Month LIBOR indices are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 11.875%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

Of the Group 3 Mortgage Loans, approximately 1.75% have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------
                                          Collateral Summary          Range (if applicable)
                                          ------------------          ---------------------
Total Outstanding Loan Balance                  $139,040,255

% of Total Pool                                         9.87%

Total Number of Loans                                    241

Average Loan Principal Balance                      $576,931         $155,638 to $1,500,000

WA Gross Coupon                                        5.555%              4.375% to 6.875%

WA Net Coupon                                          5.305%

WA FICO                                                  733                     621 to 817

WA Original Term                                  360 months

WA Remaining Term                                 358 months              353 to 359 months

WA OLTV                                                71.56%              34.56% to 95.00%

WA Months to First Rate Adjustment Date            58 months                53 to 59 months

WA Gross Margin                                        2.250%

WA Initial Cap                                         5.000%

WA Periodic Cap                                        1.937%              1.000% to 2.000%

WA Rate Ceiling                                       10.555%             9.375% to 11.875%

% California Loans                                     52.48%

% Interest Only Loans                                  75.75%

% Prepay Penalty                                        1.75%
-------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 4 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 4 Mortgage Loans consist of One-Year CMT based Relationship ARMs secured by first lien, one-to-four family residential properties. The Group 4 Mortgage Loans have a fixed interest rate for the first 60 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the Group 4 Mortgage Loans, 60.73% require only the payment of interest until the 61st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.000% to 9.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

None of the Group 4 Mortgage Loans have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------
                                          Collateral Summary          Range (if applicable)
                                          ------------------          ---------------------
Total Outstanding Loan Balance                  $249,932,168

% of Total Pool                                        17.74%

Total Number of Loans                                    388

Average Loan Principal Balance                      $644,155         $205,955 to $3,000,000

WA Gross Coupon                                        4.357%              4.000% to 4.500%

WA Net Coupon                                          4.107%

WA FICO                                                  738                     613 to 813

WA Original Term                                   359 months             240 to 360 months

WA Remaining Term                                  341 months             219 to 357 months

WA OLTV                                                61.48%              10.49% to 80.00%

WA Months to First Rate Adjustment Date             42 months               35 to 57 months

WA Gross Margin                                        2.750%

WA Initial Cap                                         5.000%

WA Periodic Cap                                        2.000%

WA Rate Ceiling                                        9.357%              9.000% to 9.500%

% California Loans                                     87.52%

% Interest Only Loans                                  60.73%

% Prepay Penalty                                        0.00%
-------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 5 Collateral Summary
--------------------------------------------------------------------------------


Description of The Mortgage Loans
---------------------------------

The Group 5 Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 5 Mortgage Loans have a fixed interest rate for the first 84 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 5, 4.81% require only the payment of interest until the 85th payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year CMT or One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year and Six-Month LIBOR indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR and Six-Month LIBOR indices are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.000% to 12.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

Of the Group 5 Mortgage Loans, approximately 1.03% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------


The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------
                                          Collateral Summary          Range (if applicable)
                                          ------------------          ---------------------
Total Outstanding Loan Balance                   $70,019,085

% of Total Pool                                         4.97%

Total Number of Loans                                     92

Average Loan Principal Balance                      $761,077         $102,320 to $1,818,571

WA Gross Coupon                                        5.237%              4.000% to 7.000%

WA Net Coupon                                          4.987%

WA FICO                                                  752                     623 to 810

WA Original Term                                  360 months

WA Remaining Term                                 357 months              354 to 359 months

WA OLTV                                                65.60%              31.25% to 95.00%

WA Months to First Rate Adjustment Date            81 months                78 to 83 months

WA Gross Margin                                        2.320%              2.250% to 2.500%

WA Initial Cap                                         5.000%

WA Periodic Cap                                        1.972%              1.000% to 2.000%

WA Rate Ceiling                                       10.237%              9.000% to 12.000

% California Loans                                     34.22%

% Interest Only Loans                                   4.81%

% Prepay Penalty                                        1.03%
-------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 6 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 6 Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 6 Mortgage Loans have a fixed interest rate for the first 120 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 6, 8.41% require only the payment of interest until the 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year CMT or One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR and Six-Month LIBOR indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR and Six-Month LIBOR indices are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.875% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

None of the Group 6 Mortgage Loans have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------
                                                  Collateral Summary                   Range (if applicable)
                                                  ------------------                   ---------------------
Total Outstanding Loan Balance                          $116,292,493

% of Total Pool                                                 8.25%

Total Number of Loans                                            203

Average Loan Principal Balance                              $572,869                   $50,888 to $1,980,572

WA Gross Coupon                                                5.241%                       3.875% to 6.750%

WA Net Coupon                                                  4.991%

WA FICO                                                          744                              625 to 811

WA Original Term                                          359 months                       180 to 360 months

WA Remaining Term                                         340 months                       159 to 359 months

WA OLTV                                                        60.26%                       15.43% to 95.00%

WA Months to First Rate Adjustment Date                   101 months                        89 to 119 months

WA Gross Margin                                                2.285%                       2.250% to 2.750%

WA Initial Cap                                                 4.916%                       2.000% to 5.000%

WA Periodic Cap                                                1.990%                       1.000% to 2.000%

WA Rate Ceiling                                               10.244%                      8.875% to 11.750%

% California Loans                                             26.52%

% Interest Only Loans                                           8.41%

% Prepay Penalty                                                0.00%
------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 7 Collateral Summary
--------------------------------------------------------------------------------


Description of The Mortgage Loans
---------------------------------

The Group 7 Mortgage Loans consist of Pay Option ARMs secured by first lien, one-to-four family residential properties. The Group 7 Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 7 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to COFI and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 10.325%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Of the Group 7 Mortgage Loans, approximately 39.60% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------
                                          Collateral Summary    Range (if applicable)
                                          ------------------    ---------------------
Total Outstanding Loan Balance                  $136,650,436

% of Total Pool                                         9.70%

Total Number of Loans                                    615

Average Loan Principal Balance                      $222,196      $39,831 to $485,437

WA Gross Coupon                                        2.717%        1.000% to 6.375%

WA Net Coupon                                          2.337%

WA FICO                                                  710               611 to 816

WA Original Term                                  360 months

WA Remaining Term                                 357 months        350 to 360 months

WA OLTV                                                75.46%        20.33% to 95.00%

WA Months to First Rate Adjustment Date              1 month            1 to 3 months

WA Gross Margin                                        3.409%        1.750% to 4.150%

WA Initial Cap                                          0.00%

WA Periodic Cap                                         0.00%

WA Rate Ceiling                                        9.952%       9.950% to 10.325%

% California Loans                                     34.43%

% Interest Only Loans                                   0.00%

% Prepay Penalty                                       39.60%
-------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 8 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 8 Mortgage Loans consist of Pay Option ARMs secured by first lien, one-to-four family residential properties. The Group 8 Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 8 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to COFI and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 11.000%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Of the Group 8 Mortgage Loans, approximately 59.14% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------
                                          Collateral Summary    Range (if applicable)
                                          ------------------    ---------------------
Total Outstanding Loan Balance                  $196,466,116

% of Total Pool                                        13.94%

Total Number of Loans                                    368

Average Loan Principal Balance                      $533,875   $356,683 to $2,996,857

WA Gross Coupon                                        2.930%        1.000% to 6.500%

WA Net Coupon                                          2.555%

WA FICO                                                  706               611 to 812

WA Original Term                                  360 months

WA Remaining Term                                 358 months        351 to 360 months

WA OLTV                                                73.66%        33.13% to 90.00%

WA Months to First Rate Adjustment Date              1 month            1 to 2 months

WA Gross Margin                                        3.424%        1.850% to 4.475%

WA Initial Cap                                          0.00%

WA Periodic Cap                                         0.00%

WA Rate Ceiling                                        9.956%       9.950% to 11.000%

% California Loans                                     69.03%

% Interest Only Loans                                   0.00%

% Prepay Penalty                                       59.14%
-------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 9 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 9 Mortgage Loans consist of Pay Option ARMs secured by first lien, one-to-four family residential properties. The Group 9 Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 9 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 10.325%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Of the Group 9 Mortgage Loans, approximately 51.13% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------------
                                            Collateral Summary          Range (if applicable)
                                            ------------------          ---------------------
Total Outstanding Loan Balance                     $98,985,548
% of Total Pool                                           7.03%
Total Number of Loans                                      335
Average Loan Principal Balance                        $295,479            $56,293 to $991,341
WA Gross Coupon                                          1.645%              1.000% to 6.250%
WA Net Coupon                                            1.267%
WA FICO                                                    709                     611 to 813
WA Original Term                                    360 months
WA Remaining Term                                   358 months              356 to 359 months
WA OLTV                                                  77.56%              34.39% to 95.00%
WA Months to First Rate Adjustment Date                1 month                  1 to 2 months
WA Gross Margin                                          2.648%              0.975% to 3.725%
WA Initial Cap                                            0.00%
WA Periodic Cap                                           0.00%
WA Rate Ceiling                                          9.954%             9.950% to 10.325%
% California Loans                                       43.12%
% Interest Only Loans                                     0.00%
% Prepay Penalty                                         51.13%
---------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                       BAFC 2005-E Cap Corridor Schedules
                       ----------------------------------

                 Class 1-A-1             Class 1-A-2           Class 9-A-1
              Class        Cap        Class       Cap        Class       Cap
  Date       Balance      Strike     Balance     Strike     Balance     Strike
------------------------------------------------------------------------------
08/20/05   $273,014,455     4.91   $31,931,121     4.86   $88,061,173     5.09
09/20/05    267,729,971     4.91    31,313,060     4.86    86,406,148     5.10
10/20/05    260,582,398     5.09    30,477,097     5.04    84,780,711     9.32
11/20/05    212,783,646     5.26    24,886,669     5.21    83,492,656     9.01
12/20/05    208,609,498     5.44    24,398,470     5.39    82,223,832     9.32
01/20/06    204,512,437     5.26    23,919,288     5.21    80,973,930     9.01
02/20/06    200,491,039     5.26    23,448,955     5.21    79,742,648     9.01
03/20/06    196,543,908     5.85    22,987,308     5.80    78,529,687    10.00
04/20/06    192,669,674     5.26    22,534,186     5.21    77,334,756     9.01
05/20/06    188,866,992     5.44    22,089,434     5.39    76,157,565     9.32
06/20/06    185,134,542     5.26    21,652,895     5.21    74,997,834     9.01
07/20/06    181,471,027     5.44    21,224,419     5.39    73,834,278     9.32
08/20/06    177,875,176     5.26    20,803,857     5.21    72,688,231     9.01
09/20/06    174,345,739     5.26    20,391,063     5.21    71,559,412     9.01
10/20/06    170,881,492     5.44    19,985,893     5.39    70,447,544     9.32
11/20/06    167,481,232     5.26    19,588,206     5.21    69,352,352     9.01
12/20/06    164,143,778     5.44    19,197,865     5.39    68,273,570     9.32
01/20/07    160,867,970     5.26    18,814,735     5.21    67,210,934     9.01
02/20/07    157,652,672     5.26    18,438,681     5.21    66,164,184     9.01
03/20/07    154,496,766     5.85    18,069,574     5.80    65,133,065    10.00
04/20/07    151,399,157     5.26    17,707,285     5.21    64,117,329     9.01
05/20/07    147,558,130     5.44    17,258,048     5.39    63,116,727     9.32
06/20/07    143,104,300     5.26    16,737,138     5.21    62,131,018     9.01
07/20/07    140,217,043     5.44    16,399,452     5.39    61,141,901     9.32
08/20/07    137,383,127     5.26    16,068,003     5.21    60,167,723     9.01
09/20/07    134,601,567     5.26    15,742,679     5.21    59,208,244     9.01
10/20/07    131,871,398     5.44    15,423,365     5.39    58,263,225     9.32
11/20/07    129,191,670     5.26    15,109,950     5.21    57,332,434     9.01
12/20/07    126,434,897     5.44    14,787,525     5.39    56,415,641     9.32
01/20/08    123,653,813     5.26    14,462,256     5.21    55,512,621     9.01
02/20/08    119,109,829     5.27    13,930,802     5.22    54,622,092     9.01
03/20/08    112,746,299     5.65    13,186,539     5.60    53,744,927     9.65
04/20/08    103,028,081     5.27    12,049,919     5.22    52,560,122     9.01
05/20/08     38,194,594     5.50     4,467,149     5.45    51,397,659     9.32
06/20/08             --     0.00            --     0.00    50,256,324     9.01
07/20/08                                                   49,136,535     9.32
08/20/08                                                   48,037,892     9.01


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corp., 2005-E
                         [LOGO](TM)    Mortgage Pass-Through Certificates
                                          $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Class 9-A-1                        Class 9-A-1                       Class 9-A-1
              Class        Cap                    Class       Cap                   Class       Cap
  Date       Balance      Strike      Date       Balance     Strike     Date       Balance     Strike
------------------------------------------------------------------------------------------------------
09/20/08   $46,960,003       9.01   09/20/11   $22,792,257     9.01   09/20/14   $11,241,694     9.01
10/20/08    45,902,483       9.32   10/20/11    22,352,695     9.32   10/20/14    11,021,038     9.32
11/20/08    44,864,954       9.01   11/20/11    21,921,433     9.01   11/20/14    10,804,586     9.01
12/20/08    43,847,045       9.32   12/20/11    21,498,316     9.32   12/20/14    10,592,260     9.32
01/20/09    42,848,394       9.01   01/20/12    21,083,193     9.01   01/20/15    10,383,983     9.01
02/20/09    41,868,641       9.01   02/20/12    20,675,913     9.01   02/20/15    10,179,677     9.01
03/20/09    40,907,438      10.00   03/20/12    20,276,331     9.65   03/20/15     9,979,269    10.00
04/20/09    39,964,440       9.01   04/20/12    19,884,302     9.01   04/20/15     9,782,686     9.01
05/20/09    39,201,639       9.32   05/20/12    19,499,686     9.32   05/20/15     9,589,855     9.32
06/20/09    38,453,165       9.01   06/20/12    19,122,344     9.01   06/20/15     9,400,707     9.01
07/20/09    37,718,751       9.32   07/20/12    18,752,139     9.32   07/20/15     9,215,171     9.32
08/20/09    36,998,133       9.01   08/20/12    18,388,939     9.01   08/20/15     9,033,181     9.01
09/20/09    36,291,056       9.01   09/20/12    18,032,613     9.01   09/20/15     8,854,669     9.01
10/20/09    35,597,268       9.32   10/20/12    17,683,032     9.32   10/20/15     8,679,570     9.32
11/20/09    34,916,521       9.01   11/20/12    17,340,070     9.01   11/20/15     8,507,820     9.01
12/20/09    34,248,571       9.32   12/20/12    17,003,603     9.32   12/20/15     8,339,356     9.32
01/20/10    33,593,181       9.01   01/20/13    16,673,509     9.01   01/20/16     8,174,116     9.01
02/20/10    32,950,117       9.01   02/20/13    16,349,670     9.01   02/20/13            --     0.00
03/20/10    32,319,148      10.00   03/20/13    16,031,969    10.00
04/20/10    31,700,050       9.01   04/20/13    15,720,290     9.01
05/20/10    31,092,602       9.32   05/20/13    15,414,521     9.32
06/20/10    30,496,585       9.01   06/20/13    15,114,552     9.01
07/20/10    29,911,788       9.32   07/20/13    14,820,273     9.32
08/20/10    29,338,000       9.01   08/20/13    14,531,579     9.01
09/20/10    28,775,017       9.01   09/20/13    14,248,364     9.01
10/20/10    28,222,637       9.32   10/20/13    13,970,526     9.32
11/20/10    27,680,663       9.01   11/20/13    13,697,965     9.01
12/20/10    27,148,900       9.32   12/20/13    13,430,581     9.32
01/20/11    26,627,158       9.01   01/20/14    13,168,278     9.01
02/20/11    26,115,250       9.01   02/20/14    12,910,960     9.01
03/20/11    25,612,992      10.00   03/20/14    12,658,534    10.00
04/20/11    25,120,205       9.01   04/20/14    12,410,909     9.01
05/20/11    24,636,712       9.32   05/20/14    12,167,993     9.32
06/20/11    24,162,339       9.01   06/20/14    11,929,700     9.01
07/20/11    23,696,917       9.32   07/20/14    11,695,942     9.32
08/20/11    23,240,277       9.01   08/20/14    11,466,634     9.01


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

                     Banc of America Securities
                                                [LOGO](TM)

--------------------------------------------------------------------------------


                 MBS New Issue Term Sheet - Collateral Appendix



                       Banc of America Funding Corporation
                                    Depositor


                          Banc of America 2005-E Trust
                                     Issuer


                Mortgage Pass-Through Certificates, Series 2005-E
                          $1,326,180,000 (approximate)




                                  June 22, 2005







--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Group 1 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 1 Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 1 Mortgage Loans have a fixed interest rate for the first 6 to 36 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 1, 95.54% require only the payment of interest until the 7th or 37th payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year CMT or One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR index and Six-Month LIBOR index are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 13.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

Of the Group 1 Mortgage Loans, approximately 13.44% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
                                          ------------------    ---------------------
Total Outstanding Loan Balance                  $326,613,526

Total Number of Loans                                    875

Average Loan Principal Balance                      $373,273    $62,000 to $2,000,000

WA Gross Coupon                                        5.597%        3.625% to 7.750%

WA FICO                                                  716               620 to 814

WA Original Term                                  360 months

WA Remaining Term                                 358 months        353 to 359 months

WA OLTV                                                75.28%        22.22% to 93.24%

WA Months to First Rate Adjustment Date            29 months           1 to 35 months

WA Gross Margin                                        2.233%        2.125% to 2.750%

WA Rate Ceiling                                       11.953%      10.000% to 13.750%

Geographic Concentration of
Mortgaged Properties                          CA       48.64%
(Top 5 States) based on the Aggregate
Stated Principal Balance                      FL        6.78%
                                              IL        5.43%
                                              VA        4.43%
                                              NV        3.80%

---------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal    Cut-off Date
                             Mortgage          Balance as of     Pool Principal
     Occupancy                Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               820            $301,366,245.35        92.27%
Second Home                     28              13,836,454.04          4.24
Investor Property               27              11,410,827.08          3.49
--------------------------------------------------------------------------------
Total:                          875            $326,613,526.47        100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
     Property Type            Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence         538            $200,287,074.01        61.32%
PUD                             221             84,263,845.81          25.80
Condominium                     110             39,148,470.04          11.99
3-Family                         3              1,857,500.00           0.57
2-Family                         3              1,056,636.61           0.32
--------------------------------------------------------------------------------
Total:                          875            $326,613,526.47        100.00%
================================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Purpose                 Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Purchase                        519            $199,048,359.47        60.94%
Refinance-Rate/Term             195             64,503,273.10          19.75
Refinance-Cashout               161             63,061,893.90          19.31
--------------------------------------------------------------------------------
Total:                          875            $326,613,526.47        100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage          Balance as of     Pool Principal
    Geographic Area            Loans           Cut-off Date           Balance
--------------------------------------------------------------------------------
California                      366            $158,957,929.59        48.67%
Florida                          57             22,138,901.80          6.78
Illinois                         51             17,731,983.30          5.43
Virginia                         40             14,475,617.88          4.43
Nevada                           36             12,413,775.67          3.80
Maryland                         35             11,408,519.19          3.49
Colorado                         34             11,382,201.46          3.48
Georgia                          30             8,621,963.38           2.64
Arizona                          24             8,206,266.98           2.51
Washington                       21             6,637,012.83           2.03
Massachusetts                    14             5,783,934.46           1.77
New York                         11             4,772,506.44           1.46
New Jersey                       13             4,355,001.94           1.33
Minnesota                        13             3,823,449.28           1.17
South Carolina                   7              3,749,880.00           1.15
Hawaii                           4              3,707,423.26           1.14
Michigan                         13             3,286,054.71           1.01
Ohio                             18             3,050,539.45           0.93
North Carolina                   14             2,808,538.76           0.86
Utah                             10             2,329,499.97           0.71
Texas                            10             2,310,327.24           0.71
Wisconsin                        3              1,945,199.05           0.60
Connecticut                      5              1,826,261.62           0.56
Rhode Island                     3              1,456,000.00           0.45
Missouri                         8              1,416,058.76           0.43
Pennsylvania                     5              1,227,349.99           0.38
Alabama                          2              1,170,000.00           0.36
Tennessee                        5              1,113,546.70           0.34
Oregon                           4              1,062,699.24           0.33
District of Columbia             2               680,000.00            0.21
Iowa                             4               588,799.99            0.18
New Mexico                       2               571,600.00            0.18
Indiana                          3               490,400.00            0.15
Montana                          3               458,999.99            0.14
Oklahoma                         2               253,233.62            0.08
Delaware                         1               171,999.99            0.05
Arkansas                         1               132,449.94            0.04
Nebraska                         1                97,599.99            0.03
--------------------------------------------------------------------------------
Total:                          875            $326,613,526.47        100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 0.76% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
 Current Mortgage Loan        Mortgage          Balance as of     Pool Principal
 Principal Balances ($)         Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00           23             $1,945,799.11          0.60%
100,000.01 - 150,000.00          70             8,898,035.35           2.72
150,000.01 - 200,000.00          80             14,000,811.50          4.29
200,000.01 - 250,000.00          97             21,960,674.75          6.72
250,000.01 - 300,000.00          81             22,427,119.18          6.87
300,000.01 - 350,000.00          75             24,553,685.59          7.52
350,000.01 - 400,000.00         108             41,109,343.18          12.59
400,000.01 - 450,000.00          84             35,669,168.70          10.92
450,000.01 - 500,000.00          68             32,307,032.44          9.89
500,000.01 - 550,000.00          47             24,601,121.80          7.53
550,000.01 - 600,000.00          39             22,537,650.22          6.90
600,000.01 - 650,000.00          56             35,579,567.15          10.89
650,000.01 - 700,000.00          8              5,444,308.39           1.67
700,000.01 - 750,000.00          10             7,323,549.58           2.24
750,000.01 - 800,000.00          9              7,017,809.15           2.15
800,000.01 - 850,000.00          4              3,315,000.00           1.01
900,000.01 - 950,000.00          3              2,767,204.63           0.85
950,000.01 - 1,000,000.00        9              8,964,049.00           2.74
1,000,000.01 - 1,500,000.00      2              2,406,596.75           0.74
1,500,000.01 - 2,000,000.00      2              3,785,000.00           1.16
--------------------------------------------------------------------------------
Total:                          875            $326,613,526.47        100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $373,273.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage          Balance as of     Pool Principal
       Ratios (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
20.01 - 25.00                    1              $2,000,000.00          0.61%
25.01 - 30.00                    3               706,978.66            0.22
30.01 - 35.00                    2               610,000.00            0.19
35.01 - 40.00                    5              1,128,272.84           0.35
40.01 - 45.00                    8              2,971,219.85           0.91
45.01 - 50.00                    12             6,037,944.64           1.85
50.01 - 55.00                    11             4,799,759.89           1.47
55.01 - 60.00                    12             4,920,394.36           1.51
60.01 - 65.00                    23             9,757,173.84           2.99
65.01 - 70.00                    78             37,630,530.20          11.52
70.01 - 75.00                    70             30,121,323.65          9.22
75.01 - 80.00                   632            219,734,494.22          67.28
80.01 - 85.00                    3               692,005.11            0.21
85.01 - 90.00                    14             5,410,661.27           1.66
90.01 - 95.00                    1                92,767.94            0.03
--------------------------------------------------------------------------------
Total:                          875            $326,613,526.47        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 75.28%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
3.501 - 3.750                    46            $15,483,522.66          4.74%
3.751 - 4.000                   106             39,343,843.66          12.05
4.001 - 4.250                    1               440,000.00            0.13
4.251 - 4.500                    2               683,776.00            0.21
4.501 - 4.750                    8              4,139,067.87           1.27
4.751 - 5.000                    9              3,489,083.90           1.07
5.001 - 5.250                    27             12,127,752.94          3.71
5.251 - 5.500                   107             38,322,072.43          11.73
5.501 - 5.750                   145             50,604,089.72          15.49
5.751 - 6.000                   184             68,125,828.81          20.86
6.001 - 6.250                    77             27,668,262.58          8.47
6.251 - 6.500                    94             37,088,164.59          11.36
6.501 - 6.750                    30             12,046,360.16          3.69
6.751 - 7.000                    29             12,737,992.41          3.90
7.001 - 7.250                    7              2,512,254.11           0.77
7.251 - 7.500                    1               907,204.63            0.28
7.501 - 7.750                    2               894,250.00            0.27
--------------------------------------------------------------------------------
Total:                          875            $326,613,526.47        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.597% per annum.

                 Gross Margins of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage         Balance as of     Pool Principal
Gross Margin (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
2.001 - 2.250                   862            $321,988,110.89        98.58%
2.251 - 2.500                    11             3,889,149.95           1.19
2.501 - 2.750                    2               736,265.63            0.23
--------------------------------------------------------------------------------
Total:                          875            $326,613,526.47        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.233% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
                              Mortgage          Balance as of     Pool Principal
Rate Ceilings (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
9.751 - 10.000                   1               $125,436.88           0.04%
10.001 - 10.250                  1               440,000.00            0.13
10.251 - 10.500                  2               683,776.00            0.21
10.501 - 10.750                  8              4,139,067.87           1.27
10.751 - 11.000                  9              3,489,083.90           1.07
11.001 - 11.250                  27             12,127,752.94          3.71
11.251 - 11.500                 107             38,322,072.43          11.73
11.501 - 11.750                 145             50,604,089.72          15.49
11.751 - 12.000                 335            122,827,758.25          37.61
12.001 - 12.250                  77             27,668,262.58          8.47
12.251 - 12.500                  94             37,088,164.59          11.36
12.501 - 12.750                  30             12,046,360.16          3.69
12.751 - 13.000                  29             12,737,992.41          3.90
13.001 - 13.250                  7              2,512,254.11           0.77
13.251 - 13.500                  1               907,204.63            0.28
13.501 - 13.750                  2               894,250.00            0.27
--------------------------------------------------------------------------------
Total:                          875            $326,613,526.47        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.953% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
     First Rate              Mortgage           Balance as of     Pool Principal
   Adjustment Date             Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
July 1, 2005                    2                $956,876.17           0.29%
September 1, 2005               9               2,315,587.07           0.71
October 1, 2005                140              51,429,466.20          15.75
April 1, 2007                   4               1,346,299.99           0.41
May 1, 2007                     7               2,542,849.96           0.78
November 1, 2007                1                242,391.98            0.07
December 1, 2007                1                393,753.19            0.12
January 1, 2008                 11              4,007,686.11           1.23
February 1, 2008                17              8,004,932.56           2.45
March 1, 2008                   31              15,300,908.73          4.68
April 1, 2008                  405             140,190,196.92          42.92
May 1, 2008                    247              99,882,577.59          30.58
--------------------------------------------------------------------------------
Total:                         875             $326,613,526.47        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 29 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
Remaining Term               Mortgage           Balance as of     Pool Principal
(Months)                      Loans             Cut-off Date         Balance
--------------------------------------------------------------------------------
341 - 360                      875             $326,613,526.47        100.00%
--------------------------------------------------------------------------------
Total:                         875             $326,613,526.47        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
    Credit Scores             Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
801 - 850                       12              $5,260,103.10          1.61%
751 - 800                      184              64,803,383.04          19.84
701 - 750                      374             134,896,444.71          41.30
651 - 700                      270             106,707,878.26          32.67
601 - 650                       35              14,945,717.36          4.58
--------------------------------------------------------------------------------
Total:                         875             $326,613,526.47        100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 2 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 2 Mortgage Loans consist of One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 2 Mortgage Loans have a fixed interest rate for the first 60 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 2, 49.34% require only the payment of interest until the 61st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR and Six-Month LIBOR indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR indices are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.250% to 12.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

Of the Group 2 Mortgage Loans, approximately 7.40% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

----------------------------------------------------------------------------------------------
                                                   Collateral Summary    Range (if applicable)
                                                   ------------------    ---------------------
Total Outstanding Loan Balance                            $75,033,356

Total Number of Loans                                             369

Average Loan Principal Balance                               $203,342      $39,161 to $640,514

WA Gross Coupon                                                 5.774%        4.250% to 7.375%

WA FICO                                                           728               607 to 819

WA Original Term                                           359 months        180 to 360 months

WA Remaining Term                                          357 months        179 to 359 months

WA OLTV                                                         76.67%        24.52% to 95.00%

WA Months to First Rate Adjustment Date                     58 months          50 to 59 months

WA Gross Margin                                                 2.250%

WA Rate Ceiling                                                10.774%       9.250% to 12.375%

Geographic Concentration of Mortgaged Properties     CA         20.00%
(Top 5 States) based on the Aggregate Stated         FL         16.61%
Principal Balance                                    AZ          6.55%
                                                     VA          6.13%
                                                     IL          5.89%

----------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal    Cut-off Date
                             Mortgage          Balance as of     Pool Principal
     Occupancy                Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               300            $62,688,382.64         83.55%
Second Home                     36              6,992,751.63           9.32
Investor Property               33              5,352,221.94           7.13
--------------------------------------------------------------------------------
Total:                          369            $75,033,356.21         100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
     Property Type            Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence         168            $33,287,723.87         44.36%
PUD                             101             20,388,306.60          27.17
Condominium                     83              16,614,360.78          22.14
2-Family                         8              2,133,397.73           2.84
4-Family                         5              1,798,783.38           2.40
Townhouse                        3               427,271.46            0.57
3-Family                         1               383,512.39            0.51
--------------------------------------------------------------------------------
Total:                          369            $75,033,356.21         100.00%
================================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Purpose                 Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Purchase                        272            $54,396,726.97         72.50%
Refinance-Cashout               55              11,978,755.70          15.96
Refinance-Rate/Term             42              8,657,873.54           11.54
--------------------------------------------------------------------------------
Total:                          369            $75,033,356.21         100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage          Balance as of     Pool Principal
    Geographic Area            Loans           Cut-off Date           Balance
--------------------------------------------------------------------------------
California                       53            $15,006,728.19         20.00%
Florida                          64             12,460,902.41          16.61
Arizona                          28             4,912,752.38           6.55
Virginia                         18             4,598,282.11           6.13
Illinois                         18             4,418,850.49           5.89
Maryland                         21             4,045,528.37           5.39
North Carolina                   20             3,329,565.67           4.44
Nevada                           14             2,980,940.45           3.97
South Carolina                   17             2,440,612.49           3.25
Colorado                         12             2,343,176.14           3.12
Oregon                           11             1,929,519.51           2.57
Georgia                          10             1,659,651.86           2.21
Washington                       7              1,404,788.61           1.87
New Jersey                       5              1,292,514.91           1.72
Massachusetts                    5              1,206,065.45           1.61
Minnesota                        6              1,105,428.40           1.47
Hawaii                           2               793,850.00            1.06
Texas                            4               778,413.64            1.04
Ohio                             5               759,974.86            1.01
Kansas                           5               755,333.97            1.01
New Hampshire                    2               603,074.27            0.80
New York                         3               539,988.09            0.72
Pennsylvania                     3               536,106.87            0.71
Tennessee                        4               508,821.72            0.68
Utah                             3               502,770.00            0.67
Missouri                         4               495,753.70            0.66
Indiana                          2               428,273.48            0.57
District of Columbia             3               421,734.73            0.56
Wisconsin                        3               406,766.47            0.54
Montana                          2               341,492.39            0.46
Iowa                             3               332,566.40            0.44
Michigan                         2               313,299.99            0.42
Arkansas                         2               309,008.01            0.41
Oklahoma                         2               264,764.19            0.35
Rhode Island                     1               235,000.00            0.31
Connecticut                      1               220,016.18            0.29
Kentucky                         1               138,515.40            0.18
Alabama                          1               107,879.51            0.14
Mississippi                      1                59,934.32            0.08
New Mexico                       1                44,710.58            0.06
--------------------------------------------------------------------------------
Total:                          369            $75,033,356.21         100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 1.20% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
 Current Mortgage Loan        Mortgage          Balance as of     Pool Principal
 Principal Balances ($)         Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
0.01 - 50,000.00                 2               $83,871.55            0.11%
50,000.01 - 100,000.00           37             2,971,527.66           3.96
100,000.01 - 150,000.00          85             10,727,698.10          14.30
150,000.01 - 200,000.00          72             12,505,366.13          16.67
200,000.01 - 250,000.00          57             12,838,656.17          17.11
250,000.01 - 300,000.00          58             15,862,856.72          21.14
300,000.01 - 350,000.00          43             14,109,124.85          18.80
350,000.01 - 400,000.00          11             3,961,754.21           5.28
400,000.01 - 450,000.00          2               872,023.21            1.16
450,000.01 - 500,000.00          1               459,963.15            0.61
600,000.01 - 650,000.00          1               640,514.46            0.85
--------------------------------------------------------------------------------
Total:                          369            $75,033,356.21         100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $203,342.


         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage          Balance as of     Pool Principal
       Ratios (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
20.01 - 25.00                    1               $206,000.00           0.27%
35.01 - 40.00                    1               150,000.00            0.20
40.01 - 45.00                    6              1,054,567.57           1.41
45.01 - 50.00                    2               706,993.30            0.94
50.01 - 55.00                    4               713,000.00            0.95
55.01 - 60.00                    10             2,477,797.17           3.30
60.01 - 65.00                    7              1,545,160.57           2.06
65.01 - 70.00                    20             4,068,218.53           5.42
70.01 - 75.00                    28             6,637,528.80           8.85
75.01 - 80.00                   275             54,960,081.59          73.25
80.01 - 85.00                    2               220,369.05            0.29
85.01 - 90.00                    11             2,031,589.08           2.71
90.01 - 95.00                    2               262,050.55            0.35
--------------------------------------------------------------------------------
Total:                          369            $75,033,356.21         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 76.67%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
4.001 - 4.250                    1               $56,186.95            0.07%
4.251 - 4.500                    1               338,481.00            0.45
4.501 - 4.750                    7              1,384,540.82           1.85
4.751 - 5.000                    18             4,401,728.79           5.87
5.001 - 5.250                    29             6,322,336.49           8.43
5.251 - 5.500                    53             10,979,890.19          14.63
5.501 - 5.750                    65             12,857,976.98          17.14
5.751 - 6.000                    99             20,782,126.05          27.70
6.001 - 6.250                    46             9,348,648.14           12.46
6.251 - 6.500                    31             5,729,239.57           7.64
6.501 - 6.750                    10             1,781,713.63           2.37
6.751 - 7.000                    4               410,708.73            0.55
7.001 - 7.250                    4               438,456.18            0.58
7.251 - 7.500                    1               201,322.69            0.27
--------------------------------------------------------------------------------
Total:                          369            $75,033,356.21         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.774% per annum.


                 Gross Margins of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage         Balance as of     Pool Principal
Gross Margin (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
2.250                           369            $75,033,356.21         100.00%
--------------------------------------------------------------------------------
Total:                          369            $75,033,356.21         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
                              Mortgage          Balance as of     Pool Principal
Rate Ceilings (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
9.001 - 9.250                    1               $56,186.95            0.07%
9.251 - 9.500                    1               338,481.00            0.45
9.501 - 9.750                    7              1,384,540.82           1.85
9.751 - 10.000                   18             4,401,728.79           5.87
10.001 - 10.250                  29             6,322,336.49           8.43
10.251 - 10.500                  53             10,979,890.19          14.63
10.501 - 10.750                  65             12,857,976.98          17.14
10.751 - 11.000                  99             20,782,126.05          27.70
11.001 - 11.250                  46             9,348,648.14           12.46
11.251 - 11.500                  31             5,729,239.57           7.64
11.501 - 11.750                  10             1,781,713.63           2.37
11.751 - 12.000                  4               410,708.73            0.55
12.001 - 12.250                  4               438,456.18            0.58
12.251 - 12.500                  1               201,322.69            0.27
--------------------------------------------------------------------------------
Total:                          369            $75,033,356.21         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.774% per annum.

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
     First Rate              Mortgage           Balance as of     Pool Principal
   Adjustment Date             Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
August 1, 2009                  1                $171,897.69           0.23%
November 1, 2009                1                228,299.98            0.30
December 1, 2009                6               1,215,933.75           1.62
January 1, 2010                 5               1,276,017.18           1.70
February 1, 2010                8               1,362,582.05           1.82
March 1, 2010                   17              3,397,198.25           4.53
April 1, 2010                  202              41,384,805.62          55.16
May 1, 2010                    129              25,996,621.69          34.65
--------------------------------------------------------------------------------
Total:                         369             $75,033,356.21         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 58 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
Remaining Term               Mortgage           Balance as of     Pool Principal
(Months)                      Loans             Cut-off Date         Balance
--------------------------------------------------------------------------------
161 - 180                       1                $338,843.29           0.45%
281 - 300                       2                407,858.39            0.54
341 - 360                      366              74,286,654.53          99.00
--------------------------------------------------------------------------------
Total:                         369             $75,033,356.21         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
    Credit Scores             Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
801 - 850                       7               $1,717,972.85          2.29%
751 - 800                      101              20,947,931.83          27.92
701 - 750                      164              32,370,005.71          43.14
651 - 700                       88              17,839,292.09          23.78
601 - 650                       9               2,158,153.73           2.88
--------------------------------------------------------------------------------
Total:                         369             $75,033,356.21         100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 3 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 3 Mortgage Loans consist of One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 3 Mortgage Loans have a fixed interest rate for the first 60 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 3, 75.75% require only the payment of interest until the 61st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR and Six-Month LIBOR indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR and Six-Month LIBOR indices are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 11.875%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

Of the Group 3 Mortgage Loans, approximately 1.75% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------
                                                   Collateral Summary     Range (if applicable)
                                                   ------------------     ---------------------
Total Outstanding Loan Balance                           $139,040,255
Total Number of Loans                                             241
Average Loan Principal Balance                               $576,931    $155,638 to $1,500,000
WA Gross Coupon                                                 5.555%         4.375% to 6.875%
WA FICO                                                           733                621 to 817
WA Original Term                                           360 months
WA Remaining Term                                          358 months         353 to 359 months
WA OLTV                                                         71.56%         34.56% to 95.00%
WA Months to First Rate Adjustment Date                     58 months           53 to 59 months
WA Gross Margin                                                 2.250%
WA Rate Ceiling                                                10.555%        9.375% to 11.875%
Geographic Concentration of Mortgaged Properties     CA        52.48%
(Top 5 States) based on the Aggregate Stated         FL         8.80%
Principal Balance                                    VA         7.91%
                                                     NJ         3.51%
                                                     MD         3.13%

-----------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal    Cut-off Date
                             Mortgage          Balance as of     Pool Principal
     Occupancy                 Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               215            $123,945,861.56        89.14%
Second Home                     22              12,751,239.34          9.17
Investor Property                4              2,343,154.26           1.69
--------------------------------------------------------------------------------
Total:                          241            $139,040,255.16        100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.



                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
     Property Type            Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence         152            $88,155,865.74         63.40%
PUD                             59              34,465,286.90          24.79
Condominium                     26              12,814,109.76          9.22
2-Family                         4              3,604,992.76           2.59
--------------------------------------------------------------------------------
Total:                          241            $139,040,255.16        100.00%
================================================================================


               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Purpose                 Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Purchase                        135            $78,867,706.37         56.72%
Refinance-Cashout               56              30,132,293.91          21.67
Refinance-Rate/Term             50              30,040,254.88          21.61
--------------------------------------------------------------------------------
Total:                          241            $139,040,255.16        100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage          Balance as of     Pool Principal
    Geographic Area            Loans            Cut-off Date          Balance
--------------------------------------------------------------------------------
California                      124            $72,967,726.77         52.48%
Florida                          20             12,231,251.30          8.80
Virginia                         19             10,991,187.46          7.91
New Jersey                       8              4,880,822.80           3.51
Maryland                         10             4,357,593.82           3.13
Massachusetts                    9              4,315,165.87           3.10
Colorado                         5              3,580,676.19           2.58
South Carolina                   5              3,224,752.90           2.32
Illinois                         6              3,049,028.03           2.19
District of Columbia             6              2,973,825.70           2.14
North Carolina                   5              2,738,375.66           1.97
Nevada                           4              2,505,282.93           1.80
Washington                       4              2,341,268.90           1.68
Texas                            2              1,277,191.62           0.92
Michigan                         2              1,136,827.78           0.82
New Mexico                       2              1,133,617.72           0.82
Minnesota                        1               852,066.33            0.61
New York                         1               748,933.17            0.54
Pennsylvania                     1               599,457.59            0.43
Ohio                             1               523,820.51            0.38
Indiana                          1               479,117.24            0.34
New Hampshire                    1               460,000.00            0.33
Connecticut                      1               449,530.17            0.32
Utah                             1               435,576.23            0.31
Arizona                          1               407,400.00            0.29
Wisconsin                        1               379,758.47            0.27
--------------------------------------------------------------------------------
Total:                          241            $139,040,255.16        100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 2.27 % of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
 Current Mortgage Loan        Mortgage          Balance as of     Pool Principal
 Principal Balances ($)         Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
150,000.01 - 200,000.00          1               $155,638.00           0.11%
350,000.01 - 400,000.00          43             16,532,226.93          11.89
400,000.01 - 450,000.00          34             14,574,425.82          10.48
450,000.01 - 500,000.00          38             18,175,294.78          13.07
500,000.01 - 550,000.00          30             15,648,549.39          11.25
550,000.01 - 600,000.00          22             12,617,814.14          9.07
600,000.01 - 650,000.00          19             11,843,998.16          8.52
650,000.01 - 700,000.00          4              2,727,117.54           1.96
700,000.01 - 750,000.00          14             10,284,793.44          7.40
750,000.01 - 800,000.00          6              4,681,223.99           3.37
800,000.01 - 850,000.00          3              2,468,841.78           1.78
850,000.01 - 900,000.00          5              4,390,578.50           3.16
900,000.01 - 950,000.00          1               938,000.00            0.67
950,000.01 - 1,000,000.00        7              6,919,293.77           4.98
1,000,000.01 - 1,500,000.00      14             17,082,458.92          12.29
--------------------------------------------------------------------------------
Total:                          241            $139,040,255.16        100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $576,931.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage          Balance as of     Pool Principal
       Ratios (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
30.01 - 35.00                    2              $1,729,000.00          1.24%
35.01 - 40.00                    1               359,172.31            0.26
40.01 - 45.00                    1               450,000.00            0.32
45.01 - 50.00                    8              4,496,550.07           3.23
50.01 - 55.00                    16             10,477,572.87          7.54
55.01 - 60.00                    12             9,024,820.34           6.49
60.01 - 65.00                    15             9,050,491.91           6.51
65.01 - 70.00                    28             15,153,348.11          10.90
70.01 - 75.00                    34             21,073,599.55          15.16
75.01 - 80.00                   117             63,671,299.75          45.79
80.01 - 85.00                    2               798,444.12            0.57
85.01 - 90.00                    4              2,234,041.62           1.61
90.01 - 95.00                    1               521,914.51            0.38
--------------------------------------------------------------------------------
Total:                          241            $139,040,255.16        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.56%.


        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
4.251 - 4.500                    2               $935,820.23           0.67%
4.501 - 4.750                    13             8,440,202.56           6.07
4.751 - 5.000                    23             12,521,530.61          9.01
5.001 - 5.250                    29             15,893,831.94          11.43
5.251 - 5.500                    61             37,503,674.62          26.97
5.501 - 5.750                    39             21,083,425.97          15.16
5.751 - 6.000                    44             25,294,757.65          18.19
6.001 - 6.250                    18             10,411,884.53          7.49
6.251 - 6.500                    6              3,743,137.88           2.69
6.501 - 6.750                    5              2,779,989.17           2.00
6.751 - 7.000                    1               432,000.00            0.31
--------------------------------------------------------------------------------
Total:                          241            $139,040,255.16        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.555% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Gross Margins of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage         Balance as of     Pool Principal
Gross Margin (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
2.250                           241            $139,040,255.16        100.00%
--------------------------------------------------------------------------------
Total:                          241            $139,040,255.16        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.250% per annum.


                 Rate Ceilings of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
                              Mortgage          Balance as of     Pool Principal
Rate Ceilings (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
9.251 - 9.500                    2               $935,820.23           0.67%
9.501 - 9.750                    13             8,440,202.56           6.07
9.751 - 10.000                   23             12,521,530.61          9.01
10.001 - 10.250                  29             15,893,831.94          11.43
10.251 - 10.500                  61             37,503,674.62          26.97
10.501 - 10.750                  39             21,083,425.97          15.16
10.751 - 11.000                  44             25,294,757.65          18.19
11.001 - 11.250                  18             10,411,884.53          7.49
11.251 - 11.500                  6              3,743,137.88           2.69
11.501 - 11.750                  5              2,779,989.17           2.00
11.751 - 12.000                  1               432,000.00            0.31
--------------------------------------------------------------------------------
Total:                          241            $139,040,255.16        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.555% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
     First Rate              Mortgage           Balance as of     Pool Principal
   Adjustment Date             Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
November 1, 2009                2                $845,999.97           0.61%
December 1, 2009                2               1,113,333.14            0.8
January 1, 2010                 3               1,438,010.12           1.03
February 1, 2010                3               1,742,327.21           1.25
March 1, 2010                   8               4,726,800.23            3.4
April 1, 2010                   96              56,408,719.16          40.57
May 1, 2010                    127              72,765,065.33          52.33
--------------------------------------------------------------------------------
Total:                         241             $139,040,255.16        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 58 months.


                Remaining Terms of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
Remaining Term               Mortgage           Balance as of     Pool Principal
(Months)                      Loans             Cut-off Date         Balance
--------------------------------------------------------------------------------
341 - 360                      241             $139,040,255.16        100.00%
--------------------------------------------------------------------------------
Total:                         241             $139,040,255.16        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.


         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
    Credit Scores             Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
801 - 850                       7               $4,294,548.56          3.09%
751 - 800                       82              47,777,277.71          34.36
701 - 750                       98              55,018,591.38          39.57
651 - 700                       48              27,900,897.24          20.07
601 - 650                       4               2,825,622.31           2.03
Not Scored                      2               1,223,317.96           0.88
--------------------------------------------------------------------------------
Total:                         241             $139,040,255.16        100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 4 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 4 Mortgage Loans consist of One-Year CMT based Relationship ARMs secured by first lien, one-to-four family residential properties. The Group 4 Mortgage Loans have a fixed interest rate for the first 60 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the Group 4 Mortgage Loans, 60.73% require only the payment of interest until the 61st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.000% to 9.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

None of the Group 4 Mortgage Loans have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

----------------------------------------------------------------------------------------------
                                                  Collateral Summary     Range (if applicable)
                                                  ------------------     ---------------------
Total Outstanding Loan Balance                          $249,932,168

Total Number of Loans                                            388

Average Loan Principal Balance                              $644,155    $205,955 to $3,000,000

WA Gross Coupon                                                4.357%         4.000% to 4.500%

WA FICO                                                          738                613 to 813

WA Original Term                                          359 months         240 to 360 months

WA Remaining Term                                         341 months         219 to 357 months

WA OLTV                                                        61.48%         10.49% to 80.00%

WA Months to First Rate Adjustment Date                    42 months           35 to 57 months

WA Gross Margin                                                2.750%

WA Rate Ceiling                                                9.357%         9.000% to 9.500%

Geographic Concentration of Mortgaged Properties     CA        87.52%
(Top 5 States) based on the Aggregate Stated         AZ         3.69%
Principal Balance                                    CO         2.63%
                                                     WA         1.54%
                                                     FL         0.59%

----------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal    Cut-off Date
                             Mortgage          Balance as of     Pool Principal
     Occupancy                 Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               362            $228,288,562.24        91.34%
Second Home                     26              21,643,605.98          8.66
--------------------------------------------------------------------------------
Total:                          388            $249,932,168.22        100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
     Property Type            Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence         342            $226,178,701.64        90.50%
Condominium                     36              18,567,805.80          7.43
2-Family                         6              3,277,374.90           1.31
PUD                              4              1,908,285.88           0.76
--------------------------------------------------------------------------------
Total:                          388            $249,932,168.22        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Purpose                 Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term             250            $162,913,998.52        65.18%
Purchase                        87              56,226,706.17          22.50
Refinance-Cashout               51              30,791,463.53          12.32
--------------------------------------------------------------------------------
Total:                          388            $249,932,168.22        100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage          Balance as of     Pool Principal
    Geographic Area            Loans            Cut-off Date          Balance
--------------------------------------------------------------------------------
California                      345            $218,733,584.74        87.52%
Arizona                          11             9,227,941.32           3.69
Colorado                         8              6,562,485.59           2.63
Washington                       6              3,841,684.07           1.54
Florida                          2              1,463,750.23           0.59
Oregon                           3              1,350,996.36           0.54
Nevada                           2              1,302,388.93           0.52
Connecticut                      2              1,085,412.62           0.43
Massachusetts                    1               999,999.00            0.40
Minnesota                        1               983,507.70            0.39
Georgia                          1               864,999.20            0.35
Pennsylvania                     1               752,100.00            0.30
Hawaii                           1               649,624.51            0.26
Maryland                         1               625,000.00            0.25
Illinois                         1               599,676.23            0.24
Delaware                         1               476,017.72            0.19
Michigan                         1               413,000.00            0.17
--------------------------------------------------------------------------------
Total:                          388            $249,932,168.22        100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 2.37 % of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
200,000.01 - 250,000.00          1               $205,954.54           0.08%
250,000.01 - 300,000.00          1               274,000.00            0.11
300,000.01 - 350,000.00          2               655,306.60            0.26
350,000.01 - 400,000.00          58             22,156,101.90          8.86
400,000.01 - 450,000.00          45             19,277,451.31          7.71
450,000.01 - 500,000.00          51             24,411,652.18          9.77
500,000.01 - 550,000.00          31             16,364,542.64          6.55
550,000.01 - 600,000.00          32             18,548,561.36          7.42
600,000.01 - 650,000.00          32             20,161,114.65          8.07
650,000.01 - 700,000.00          16             10,782,350.32          4.31
700,000.01 - 750,000.00          17             12,270,700.80          4.91
750,000.01 - 800,000.00          13             10,154,462.60          4.06
800,000.01 - 850,000.00          9              7,369,510.81           2.95
850,000.01 - 900,000.00          17             14,863,543.04          5.95
900,000.01 - 950,000.00          8              7,466,504.72           2.99
950,000.01 - 1,000,000.00        38             37,442,253.93          14.98
1,000,000.01 - 1,500,000.00      12             15,047,632.85          6.02
1,500,000.01 - 2,000,000.00      2              3,938,914.72           1.58
2,500,000.01 - 3,000,000.00      3              8,541,609.25           3.42
--------------------------------------------------------------------------------
Total:                          388            $249,932,168.22        100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $644,155.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage          Balance as of     Pool Principal
       Ratios (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
10.01 - 15.00                    3              $2,246,265.92          0.90%
15.01 - 20.00                    1               500,000.00            0.20
20.01 - 25.00                    2              1,622,621.47           0.65
25.01 - 30.00                    12             6,808,644.53           2.72
30.01 - 35.00                    9              8,552,327.19           3.42
35.01 - 40.00                    15             10,546,617.59          4.22
40.01 - 45.00                    14             9,128,226.31           3.65
45.01 - 50.00                    26             22,360,737.84          8.95
50.01 - 55.00                    24             16,243,604.58          6.50
55.01 - 60.00                    31             22,614,694.05          9.05
60.01 - 65.00                    42             26,032,899.95          10.42
65.01 - 70.00                    57             38,624,318.23          15.45
70.01 - 75.00                    54             34,492,725.93          13.80
75.01 - 80.00                    98             50,158,484.63          20.07
--------------------------------------------------------------------------------
Total:                          388            $249,932,168.22        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 61.48%.

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
3.751 - 4.000                    1               $880,989.37           0.35%
4.001 - 4.250                   147             97,449,725.80          38.99
4.251 - 4.500                   240            151,601,453.05          60.66
--------------------------------------------------------------------------------
Total:                          388            $249,932,168.22        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 4.357% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Gross Margins of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage         Balance as of     Pool Principal
Gross Margin (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
2.750                           388            $249,932,168.22        100.00%
--------------------------------------------------------------------------------
Total:                          388            $249,932,168.22        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans is expected to be approximately 2.750% per annum.


                 Rate Ceilings of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
                              Mortgage          Balance as of     Pool Principal
Rate Ceilings (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
8.751 - 9.000                    1               $880,989.37           0.35%
9.001 - 9.250                   147             97,449,725.80          38.99
9.251 - 9.500                   240            151,601,453.05          60.66
--------------------------------------------------------------------------------
Total:                          388            $249,932,168.22        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 9.357% per annum.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
     First Rate              Mortgage           Balance as of     Pool Principal
   Adjustment Date             Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
May 1, 2008                     1                $649,412.62           0.26%
June 1, 2008                    3               1,461,162.70           0.58
July 1, 2008                    40              24,046,490.49          9.62
August 1, 2008                  60              43,138,519.40          17.26
September 1, 2008               82              48,364,753.56          19.35
October 1, 2008                 54              35,207,944.70          14.09
November 1, 2008                26              19,475,135.99          7.79
December 1, 2008                5               2,867,874.67           1.15
January 1, 2009                 7               5,389,533.04           2.16
February 1, 2009                7               4,048,273.06           1.62
March 1, 2009                   12              6,602,491.91           2.64
April 1, 2009                   14              8,289,729.00           3.32
May 1, 2009                     14              6,469,043.02           2.59
June 1, 2009                    16              9,512,858.25           3.81
July 1, 2009                    8               4,903,691.58           1.96
August 1, 2009                  1                413,000.00            0.17
September 1, 2009               3               4,523,204.69           1.81
October 1, 2009                 2               1,136,255.68           0.45
November 1, 2009                13              8,225,466.20           3.29
December 1, 2009                13              8,190,992.63           3.28
January 1, 2010                 6               6,016,336.03           2.41
March 1, 2010                   1                999,999.00            0.40
--------------------------------------------------------------------------------
Total:                         388             $249,932,168.22        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 42 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
Remaining Term               Mortgage           Balance as of     Pool Principal
(Months)                      Loans             Cut-off Date         Balance
--------------------------------------------------------------------------------
201 - 220                       2               $2,002,756.41          0.80%
261 - 280                       1                412,941.51            0.17
321 - 340                      237             150,452,585.55          60.20
341 - 360                      148              97,063,884.75          38.84
--------------------------------------------------------------------------------
Total:                         388             $249,932,168.22        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 341 months.


         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
    Credit Scores             Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
801 - 850                       5               $3,582,409.43          1.43%
751 - 800                      177             114,584,383.10          45.85
701 - 750                      127              82,945,983.05          33.19
651 - 700                       74              44,334,863.94          17.74
601 - 650                       5               4,484,528.70           1.79
--------------------------------------------------------------------------------
Total:                         388             $249,932,168.22        100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 5 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 5 Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 5 Mortgage Loans have a fixed interest rate for the first 84 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 5, 4.81% require only the payment of interest until the 85th payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year CMT or One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year and Six-Month LIBOR indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR and Six-Month LIBOR indices are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.000% to 12.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

Of the Group 5 Mortgage Loans, approximately 1.03% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------
                                                  Collateral Summary     Range (if applicable)
                                                  ------------------     ---------------------
Total Outstanding Loan Balance                           $70,019,085

Total Number of Loans                                             92

Average Loan Principal Balance                              $761,077    $102,320 to $1,818,571

WA Gross Coupon                                                5.237%         4.000% to 7.000%

WA FICO                                                          752                623 to 810

WA Original Term                                                                    360 months

WA Remaining Term                                         357 months         354 to 359 months

WA OLTV                                                        65.60%         31.25% to 95.00%

WA Months to First Rate Adjustment Date                    81 months           78 to 83 months

WA Gross Margin                                                2.320%         2.250% to 2.500%

WA Rate Ceiling                                               10.237%        9.000% to 12.000%

Geographic Concentration of Mortgaged Properties     CA        34.22%
(Top 5 States) based on the Aggregate Stated         NY        22.62%
Principal Balance                                    NJ        11.34%
                                                     FL         8.17%
                                                     MA         3.61%
--------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal    Cut-off Date
                             Mortgage          Balance as of     Pool Principal
     Occupancy                 Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               82             $62,677,173.82         89.51%
Second Home                      8              6,111,770.86           8.73
Investor Property                2              1,230,140.19           1.76
--------------------------------------------------------------------------------
Total:                          92             $70,019,084.87         100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 5 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
     Property Type            Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence         55             $42,882,598.76         61.24%
PUD                             16              13,264,137.10          18.94
Condominium                     14              8,481,489.55           12.11
Cooperative                      6              4,368,493.67           6.24
2-Family                         1              1,022,365.79           1.46
--------------------------------------------------------------------------------
Total:                          92             $70,019,084.87         100.00%
================================================================================


               Mortgage Loan Purpose of the Group 5 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Purpose                 Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Purchase                        59             $43,128,641.98         61.60%
Refinance-Cashout               19              16,385,788.00          23.40
Refinance-Rate/Term             14              10,504,654.89          15.00
--------------------------------------------------------------------------------
Total:                          92             $70,019,084.87         100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage          Balance as of     Pool Principal
    Geographic Area            Loans            Cut-off Date          Balance
--------------------------------------------------------------------------------
California                       28            $23,961,338.51         34.22%
New York                         17             15,836,508.33          22.62
New Jersey                       14             7,941,171.10           11.34
Florida                          8              5,719,827.22           8.17
Massachusetts                    4              2,531,147.54           3.61
Colorado                         2              2,391,008.42           3.41
Texas                            1              1,818,571.18           2.60
Illinois                         4              1,796,889.35           2.57
Connecticut                      2              1,325,842.23           1.89
Michigan                         1              1,247,131.94           1.78
Pennsylvania                     1              1,094,431.24           1.56
Nevada                           1              1,079,667.46           1.54
North Carolina                   2               859,569.05            1.23
Arizona                          1               557,624.74            0.80
Oregon                           1               498,953.44            0.71
Maryland                         1               498,682.66            0.71
District of Columbia             1               384,896.25            0.55
Georgia                          2               312,224.42            0.45
Minnesota                        1               163,599.79            0.23
--------------------------------------------------------------------------------
Total:                           92            $70,019,084.87         100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 3.24% of the Group 5 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
100,000.01 - 150,000.00          3               $340,890.45           0.49%
150,000.01 - 200,000.00          4               687,153.01            0.98
200,000.01 - 250,000.00          3               675,048.85            0.96
300,000.01 - 350,000.00          3               964,279.26            1.38
350,000.01 - 400,000.00          8              3,056,486.93           4.37
400,000.01 - 450,000.00          7              3,072,143.68           4.39
450,000.01 - 500,000.00          9              4,367,884.42           6.24
500,000.01 - 550,000.00          1               548,073.17            0.78
550,000.01 - 600,000.00          7              4,022,257.18           5.74
600,000.01 - 650,000.00          2              1,291,987.80           1.85
650,000.01 - 700,000.00          1               684,498.47            0.98
750,000.01 - 800,000.00          2              1,526,440.18           2.18
900,000.01 - 950,000.00          1               923,996.85            1.32
950,000.01 - 1,000,000.00        12             11,965,095.25          17.09
1,000,000.01 - 1,500,000.00      26             30,797,749.16          43.98
1,500,000.01 - 2,000,000.00      3              5,095,100.21           7.28
--------------------------------------------------------------------------------
Total:                           92            $70,019,084.87         100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 5 Mortgage Loans is expected to be approximately $761,077.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage          Balance as of     Pool Principal
       Ratios (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
30.01 - 35.00                    1               $997,856.87           1.43%
35.01 - 40.00                    1              1,097,471.00           1.57
40.01 - 45.00                    4              4,295,013.04           6.13
45.01 - 50.00                    5              3,260,472.98           4.66
50.01 - 55.00                    4              4,512,016.79           6.44
55.01 - 60.00                    4              4,047,809.41           5.78
60.01 - 65.00                    16             17,407,356.40          24.86
65.01 - 70.00                    7              4,637,126.00           6.62
70.01 - 75.00                    22             17,426,844.17          24.89
75.01 - 80.00                    26             12,048,912.45          17.21
85.01 - 90.00                    1               115,889.62            0.17
90.01 - 95.00                    1               172,316.14            0.25
--------------------------------------------------------------------------------
Total:                           92            $70,019,084.87         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately 65.60%.


        Current Mortgage Interest Rates of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
3.751 - 4.000                    2               $769,190.55           1.10%
4.001 - 4.250                    1               557,624.74            0.80
4.251 - 4.500                    1               596,422.09            0.85
4.501 - 4.750                    1              1,094,431.24           1.56
4.751 - 5.000                    17             14,214,558.84          20.30
5.001 - 5.250                    40             30,355,292.11          43.35
5.251 - 5.500                    16             12,748,070.10          18.21
5.501 - 5.750                    6              5,064,405.80           7.23
5.751 - 6.000                    3              2,892,096.23           4.13
6.001 - 6.250                    1               351,142.38            0.50
6.251 - 6.500                    2               714,902.28            1.02
6.501 - 6.750                    1               497,348.72            0.71
6.751 - 7.000                    1               163,599.79            0.23
--------------------------------------------------------------------------------
Total:                           92            $70,019,084.87         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 5 Mortgage Loans is expected to be approximately 5.237% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Gross Margins of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage         Balance as of     Pool Principal
Gross Margin (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
2.001 - 2.250                    77            $50,404,828.98         71.99%
2.251 - 2.500                    15             19,614,255.89          28.01
--------------------------------------------------------------------------------
Total:                           92            $70,019,084.87         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 5 Mortgage Loans is expected to be approximately 2.320% per annum.


                 Rate Ceilings of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
                              Mortgage          Balance as of     Pool Principal
Rate Ceilings (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
8.751 - 9.000                    2               $769,190.55           1.10%
9.001 - 9.250                    1               557,624.74            0.80
9.251 - 9.500                    1               596,422.09            0.85
9.501 - 9.750                    1              1,094,431.24           1.56
9.751 - 10.000                   17             14,214,558.84          20.30
10.001 - 10.250                  40             30,355,292.11          43.35
10.251 - 10.500                  16             12,748,070.10          18.21
10.501 - 10.750                  6              5,064,405.80           7.23
10.751 - 11.000                  3              2,892,096.23           4.13
11.001 - 11.250                  1               351,142.38            0.50
11.251 - 11.500                  2               714,902.28            1.02
11.501 - 11.750                  1               497,348.72            0.71
11.751 - 12.000                  1               163,599.79            0.23
--------------------------------------------------------------------------------
Total:                           92            $70,019,084.87         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 5 Mortgage Loans is expected to be approximately 10.237% per annum.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
     First Rate              Mortgage           Balance as of     Pool Principal
   Adjustment Date             Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
December 1, 2011                1               $1,737,540.19          2.48%
January 1, 2012                 6               6,149,527.32           8.78
February 1, 2012                16              12,548,831.75          17.92
March 1, 2012                   30              23,224,220.81          33.17
April 1, 2012                   37              25,399,392.43          36.27
May 1, 2012                     2                959,572.37            1.37
--------------------------------------------------------------------------------
Total:                          92             $70,019,084.87         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 81 months

                Remaining Terms of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
Remaining Term               Mortgage           Balance as of     Pool Principal
(Months)                      Loans             Cut-off Date         Balance
--------------------------------------------------------------------------------
341 - 360                       92             $70,019,084.87         100.00%
--------------------------------------------------------------------------------
Total:                          92             $70,019,084.87         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 5 Mortgage Loans is expected to be approximately 357 months.


         Credit Scoring of Mortgagors of the Group 5 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
    Credit Scores             Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
801 - 850                       3               $3,976,307.76          5.68%
751 - 800                       43              34,900,309.63          49.84
701 - 750                       29              20,790,973.76          29.69
651 - 700                       14              9,500,077.16           13.57
601 - 650                       3                851,416.56            1.22
--------------------------------------------------------------------------------
Total:                          92             $70,019,084.87         100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 6 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 6 Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 6 Mortgage Loans have a fixed interest rate for the first 120 months after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 6, 8.41% require only the payment of interest until the 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year CMT or One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR and Six-Month LIBOR indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR and Six-Month LIBOR indices are the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR"), respectively, as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.875% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

None of the Group 6 Mortgage Loans have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

---------------------------------------------------------------------------------------------
                                                  Collateral Summary    Range (if applicable)
                                                  ------------------    ---------------------
Total Outstanding Loan Balance                          $116,292,493

Total Number of Loans                                            203

Average Loan Principal Balance                              $572,869    $50,888 to $1,980,572

WA Gross Coupon                                                5.241%        3.875% to 6.750%

WA FICO                                                          744               625 to 811

WA Original Term                                          359 months        180 to 360 months

WA Remaining Term                                         340 months        159 to 359 months

WA OLTV                                                        60.26%        15.43% to 95.00%

WA Months to First Rate Adjustment Date                   101 months         89 to 119 months

WA Gross Margin                                                2.285%        2.250% to 2.750%

WA Rate Ceiling                                               10.244%       8.875% to 11.750%

Geographic Concentration of Mortgaged Properties     NY        37.19%
(Top 5 States) based on the Aggregate Stated         CA        26.52%
Principal Balance                                    CT         9.40%
                                                     NJ         8.13%
                                                     FL         2.54%
----------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal    Cut-off Date
                             Mortgage          Balance as of     Pool Principal
     Occupancy                 Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               182            $104,813,774.10        90.13%
Second Home                     18              10,507,381.98          9.04
Investor Property                3               971,336.63            0.84
--------------------------------------------------------------------------------
Total:                          203            $116,292,492.71        100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 6 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
     Property Type            Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence         118            $69,813,145.05         60.03%
Cooperative                     28              16,541,962.75          14.22
Condominium                     28              13,846,381.36          11.91
PUD                             24              13,337,501.15          11.47
2-Family                         4              2,647,522.07           2.28
4-Family                         1               105,980.33            0.09
--------------------------------------------------------------------------------
Total:                          203            $116,292,492.71        100.00%
================================================================================


               Mortgage Loan Purpose of the Group 6 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Purpose                 Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term             83             $46,678,221.59         40.14%
Purchase                        78              46,321,820.11          39.83
Refinance-Cashout               42              23,292,451.01          20.03
--------------------------------------------------------------------------------
Total:                          203            $116,292,492.71        100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage          Balance as of     Pool Principal
    Geographic Area            Loans            Cut-off Date          Balance
--------------------------------------------------------------------------------
New York                         68            $43,249,423.90         37.19%
California                       51             30,844,722.05          26.52
Connecticut                      13             10,936,979.04          9.40
New Jersey                       16             9,451,018.63           8.13
Florida                          8              2,950,740.83           2.54
Virginia                         8              2,431,482.19           2.09
Massachusetts                    5              2,238,435.20           1.92
Utah                             1              1,968,680.48           1.69
Texas                            3              1,738,948.52           1.50
District of Columbia             2              1,554,383.78           1.34
Georgia                          4              1,289,439.25           1.11
Illinois                         3              1,188,635.91           1.02
Arkansas                         1              1,000,000.00           0.86
Arizona                          2               956,275.38            0.82
Pennsylvania                     4               898,314.76            0.77
Maryland                         4               846,995.56            0.73
Colorado                         2               822,578.93            0.71
South Carolina                   1               769,492.76            0.66
North Carolina                   2               414,353.38            0.36
Washington                       1               240,852.72            0.21
Tennessee                        1               159,908.74            0.14
Delaware                         1               153,383.12            0.13
Nevada                           1               111,823.42            0.10
Louisiana                        1                75,624.16            0.07
--------------------------------------------------------------------------------
Total:                          203            $116,292,492.71        100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 3.27% of the Group 6 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00           10              $740,428.96           0.64%
100,000.01 - 150,000.00          14             1,643,653.53           1.41
150,000.01 - 200,000.00          7              1,177,295.81           1.01
200,000.01 - 250,000.00          9              2,021,179.45           1.74
250,000.01 - 300,000.00          7              1,969,776.61           1.69
300,000.01 - 350,000.00          8              2,593,607.49           2.23
350,000.01 - 400,000.00          18             6,748,367.48           5.80
400,000.01 - 450,000.00          15             6,324,436.22           5.44
450,000.01 - 500,000.00          15             7,063,531.89           6.07
500,000.01 - 550,000.00          11             5,729,038.23           4.93
550,000.01 - 600,000.00          9              5,168,345.07           4.44
600,000.01 - 650,000.00          11             6,968,513.99           5.99
650,000.01 - 700,000.00          4              2,671,958.80           2.30
700,000.01 - 750,000.00          2              1,460,375.78           1.26
750,000.01 - 800,000.00          9              6,964,364.10           5.99
800,000.01 - 850,000.00          2              1,663,392.96           1.43
850,000.01 - 900,000.00          4              3,461,334.40           2.98
900,000.01 - 950,000.00          6              5,583,181.44           4.80
950,000.01 - 1,000,000.00        22             21,385,148.21          18.39
1,000,000.01 - 1,500,000.00      17             19,442,826.09          16.72
1,500,000.01 - 2,000,000.00      3              5,511,736.20           4.74
--------------------------------------------------------------------------------
Total:                          203            $116,292,492.71        100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 6 Mortgage Loans is expected to be approximately $572,869.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage          Balance as of     Pool Principal
       Ratios (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
15.01 - 20.00                    2              $1,075,084.27          0.92%
20.01 - 25.00                    4              2,798,724.86           2.41
25.01 - 30.00                    8              4,149,693.94           3.57
30.01 - 35.00                    2              1,029,666.44           0.89
35.01 - 40.00                    6              3,309,057.28           2.85
40.01 - 45.00                    15             9,629,156.86           8.28
45.01 - 50.00                    9              5,416,602.38           4.66
50.01 - 55.00                    22             14,402,598.49          12.38
55.01 - 60.00                    22             14,798,030.34          12.72
60.01 - 65.00                    10             7,628,761.55           6.56
65.01 - 70.00                    19             11,889,738.76          10.22
70.01 - 75.00                    32             19,372,748.30          16.66
75.01 - 80.00                    48             19,964,938.57          17.17
80.01 - 85.00                    1               166,194.34            0.14
85.01 - 90.00                    2               425,097.26            0.37
90.01 - 95.00                    1               236,399.07            0.20
--------------------------------------------------------------------------------
Total:                          203            $116,292,492.71        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6 Mortgage Loans is expected to be approximately 60.26%.


        Current Mortgage Interest Rates of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
3.751 - 4.000                    5              $1,720,745.63          1.48%
4.001 - 4.250                    2               871,627.98            0.75
4.251 - 4.500                    3              1,334,941.66           1.15
4.501 - 4.750                    27             16,922,627.83          14.55
4.751 - 5.000                    30             15,249,607.74          13.11
5.001 - 5.250                    54             31,593,273.00          27.17
5.251 - 5.500                    37             25,673,967.00          22.08
5.501 - 5.750                    27             13,501,792.36          11.61
5.751 - 6.000                    9              3,719,905.80           3.20
6.001 - 6.250                    6              4,542,822.27           3.91
6.251 - 6.500                    1               607,500.00            0.52
6.501 - 6.750                    2               553,681.44            0.48
--------------------------------------------------------------------------------
Total:                          203            $116,292,492.71        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 6 Mortgage Loans is expected to be approximately 5.241% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Gross Margins of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage         Balance as of     Pool Principal
Gross Margin (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
2.001 - 2.250                   192            $102,923,593.41        88.50%
2.251 - 2.500                    7              10,400,593.17          8.94
2.501 - 2.750                    4              2,968,306.13           2.55
--------------------------------------------------------------------------------
Total:                          203            $116,292,492.71        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 6 Mortgage Loans is expected to be approximately 2.285% per annum.


                 Rate Ceilings of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
                              Mortgage          Balance as of     Pool Principal
Rate Ceilings (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
8.751 - 9.000                    5              $1,720,745.63          1.48%
9.001 - 9.250                    2               871,627.98            0.75
9.251 - 9.500                    3              1,334,941.66           1.15
9.501 - 9.750                    27             16,922,627.83          14.55
9.751 - 10.000                   30             15,249,607.74          13.11
10.001 - 10.250                  54             31,593,273.00          27.17
10.251 - 10.500                  36             24,895,633.50          21.41
10.501 - 10.750                  27             13,501,792.36          11.61
10.751 - 11.000                  10             4,498,239.30           3.87
11.001 - 11.250                  6              4,542,822.27           3.91
11.251 - 11.500                  1               607,500.00            0.52
11.501 - 11.750                  2               553,681.44            0.48
--------------------------------------------------------------------------------
Total:                          203            $116,292,492.71        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 6 Mortgage Loans is expected to be approximately 10.244% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
     First Rate              Mortgage           Balance as of     Pool Principal
   Adjustment Date             Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
November 1, 2012                1                $224,850.31           0.19%
February 1, 2013                3               3,089,385.14           2.66
March 1, 2013                   9               6,120,104.17           5.26
April 1, 2013                   20              12,959,987.72          11.14
May 1, 2013                     14              8,437,812.53           7.26
June 1, 2013                    13              7,738,897.83           6.65
July 1, 2013                    12              6,875,514.27           5.91
August 1, 2013                  14              6,969,866.80           5.99
September 1, 2013               25              15,332,330.34          13.18
October 1, 2013                 11              3,900,386.21           3.35
November 1, 2013                12              4,697,302.02           4.04
December 1, 2013                10              4,235,152.88           3.64
January 1, 2014                 9               4,708,802.27           4.05
February 1, 2014                1               1,069,093.31           0.92
March 1, 2014                   4               2,986,434.95           2.57
April 1, 2014                   4               3,104,978.54           2.67
May 1, 2014                     9               5,096,627.95           4.38
June 1, 2014                    6               4,068,496.56           3.50
August 1, 2014                  5               4,667,468.97           4.01
February 1, 2015                1                393,000.00            0.34
March 1, 2015                   1                101,600.00            0.09
April 1, 2015                   11              4,469,354.94           3.84
May 1, 2015                     8               5,045,045.00           4.34
--------------------------------------------------------------------------------
Total:                         203             $116,292,492.71        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 6 Mortgage Loans is expected to be approximately 101 months.


                Remaining Terms of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
Remaining Term               Mortgage           Balance as of     Pool Principal
(Months)                      Loans             Cut-off Date         Balance
--------------------------------------------------------------------------------
141 - 160                       1                $358,638.28           0.31%
321 - 340                      121              71,290,497.04          61.30
341 - 360                       81              44,643,357.39          38.39
--------------------------------------------------------------------------------
Total:                         203             $116,292,492.71        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 6 Mortgage Loans is expected to be approximately 340 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

         Credit Scoring of Mortgagors of the Group 6 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
    Credit Scores             Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
801 - 850                       8               $2,715,098.37          2.33%
751 - 800                      103              61,193,987.37          52.62
701 - 750                       54              28,802,022.40          24.77
651 - 700                       34              22,199,958.28          19.09
601 - 650                       4               1,381,426.29           1.19
--------------------------------------------------------------------------------
Total:                         203             $116,292,492.71        100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 7 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 7 Mortgage Loans consist of Option ARMs secured by first lien, one-to-four family residential properties. The Group 7 Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 7 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to COFI and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 10.325%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Of the Group 7 Mortgage Loans, approximately 39.60% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

---------------------------------------------------------------------------------------------
                                                  Collateral Summary    Range (if applicable)
                                                  ------------------    ---------------------
Total Outstanding Loan Balance                          $136,650,436

Total Number of Loans                                            615

Average Loan Principal Balance                              $222,196      $39,831 to $485,437

WA Gross Coupon                                                2.717%        1.000% to 6.375%

WA FICO                                                          710               611 to 816

WA Original Term                                          360 months

WA Remaining Term                                         357 months        350 to 360 months

WA OLTV                                                        75.46%        20.33% to 95.00%

WA Months to First Rate Adjustment Date                      1 month            1 to 3 months

WA Gross Margin                                                3.409%        1.750% to 4.150%

WA Rate Ceiling                                                9.952%       9.950% to 10.325%

Geographic Concentration of Mortgaged Properties     CA        34.43%
(Top 5 States) based on the Aggregate Stated         FL        10.76%
Principal Balance                                    NV        10.14%
                                                     NJ         4.82%
                                                     AZ         4.16%
---------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal    Cut-off Date
                             Mortgage          Balance as of     Pool Principal
     Occupancy                 Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               434            $100,607,409.16        73.62%
Investor Property               132             25,465,047.28          18.64
Second Home                     49              10,577,979.08          7.74
--------------------------------------------------------------------------------
Total:                          615            $136,650,435.52        100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 7 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
     Property Type            Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence         352            $79,219,101.39         57.97%
PUD                             143             31,280,680.30          22.89
Condominium                     78              15,148,605.28          11.09
2-Family                        32              7,961,262.28           5.83
3-Family                         6              1,789,913.47           1.31
4-Family                         4              1,250,872.80           0.92
--------------------------------------------------------------------------------
Total:                          615            $136,650,435.52        100.00%
================================================================================


               Mortgage Loan Purpose of the Group 7 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Purpose                 Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Refinance-Cashout               254            $60,814,773.01         44.50%
Purchase                        266             54,686,657.98          40.02
Refinance-Rate/Term             95              21,149,004.53          15.48
--------------------------------------------------------------------------------
Total:                          615            $136,650,435.52        100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage          Balance as of     Pool Principal
    Geographic Area            Loans            Cut-off Date          Balance
--------------------------------------------------------------------------------
California                      175            $47,054,776.52         34.43%
Florida                          82             14,704,177.23          10.76
Nevada                           57             13,850,847.27          10.14
New Jersey                       26             6,580,986.49           4.82
Arizona                          32             5,682,586.08           4.16
Massachusetts                    19             5,377,428.45           3.94
Washington                       24             4,626,273.93           3.39
Illinois                         14             3,704,774.35           2.71
Hawaii                           8              2,825,292.72           2.07
New York                         10             2,580,274.05           1.89
Minnesota                        14             2,530,728.49           1.85
Virginia                         10             2,416,833.23           1.77
Texas                            15             2,232,021.29           1.63
Oregon                           12             2,075,415.81           1.52
Colorado                         9              1,774,266.49           1.30
Michigan                         11             1,587,701.51           1.16
North Carolina                   9              1,537,392.60           1.13
Maryland                         6              1,461,261.44           1.07
Wisconsin                        10             1,432,502.52           1.05
Pennsylvania                     9              1,405,700.76           1.03
Idaho                            7              1,200,278.64           0.88
South Carolina                   6              1,199,299.89           0.88
Missouri                         7              1,165,405.12           0.85
New Mexico                       5               989,835.67            0.72
Georgia                          4               936,669.49            0.69
Kentucky                         5               915,648.00            0.67
District of Columbia             3               660,664.41            0.48
Tennessee                        6               476,300.59            0.35
Montana                          2               439,401.61            0.32
Vermont                          2               419,228.94            0.31
Ohio                             3               389,792.74            0.29
New Hampshire                    2               336,438.88            0.25
Iowa                             1               315,331.94            0.23
South Dakota                     1               304,953.93            0.22
Oklahoma                         2               283,956.23            0.21
Connecticut                      1               267,919.71            0.20
Arkansas                         1               250,005.58            0.18
Rhode Island                     1               211,848.65            0.16
Utah                             2               182,292.80            0.13
Mississippi                      1               166,986.53            0.12
Nebraska                         1                96,934.94            0.07
--------------------------------------------------------------------------------
Total:                          615            $136,650,435.52        100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 1.05% of the Group 7 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
0.01 - 50,000.00                 4               $169,752.58           0.12%
50,000.01 - 100,000.00           48             3,988,206.48           2.92
100,000.01 - 150,000.00          74             9,365,509.82           6.85
150,000.01 - 200,000.00         138             24,579,358.32          17.99
200,000.01 - 250,000.00         122             27,361,667.60          20.02
250,000.01 - 300,000.00          99             27,238,217.12          19.93
300,000.01 - 350,000.00         101             32,700,218.19          23.93
350,000.01 - 400,000.00          21             7,705,476.49           5.64
400,000.01 - 450,000.00          6              2,590,080.01           1.90
450,000.01 - 500,000.00          2               951,948.91            0.70
--------------------------------------------------------------------------------
Total:                          615            $136,650,435.52        100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 7 Mortgage Loans is expected to be approximately $222,196.


         Original Loan-To-Value Ratios of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage          Balance as of     Pool Principal
       Ratios (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
20.01 - 25.00                    4               $558,907.75           0.41%
25.01 - 30.00                    4               563,286.76            0.41
30.01 - 35.00                    2               280,814.96            0.21
35.01 - 40.00                    4               667,999.60            0.49
40.01 - 45.00                    3               597,638.98            0.44
45.01 - 50.00                    9              2,000,447.03           1.46
50.01 - 55.00                    13             2,877,526.91           2.11
55.01 - 60.00                    11             2,221,982.42           1.63
60.01 - 65.00                    24             5,150,550.10           3.77
65.01 - 70.00                    59             14,066,312.45          10.29
70.01 - 75.00                    82             19,504,981.94          14.27
75.01 - 80.00                   354             79,763,347.27          58.37
80.01 - 85.00                    7               817,909.66            0.60
85.01 - 90.00                    21             4,215,147.40           3.08
90.01 - 95.00                    18             3,363,582.29           2.46
--------------------------------------------------------------------------------
Total:                          615            $136,650,435.52        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 7 Mortgage Loans is expected to be approximately 75.46%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
less than 3.000                 420            $92,262,131.08         67.52%
3.001 - 3.250                    5               573,675.83            0.42
3.501 - 3.750                    1               196,056.70            0.14
4.001 - 4.250                    2               541,817.43            0.40
4.251 - 4.500                    1               203,850.13            0.15
4.501 - 4.750                    2               423,459.96            0.31
4.751 - 5.000                    20             4,480,795.50           3.28
5.001 - 5.250                    24             6,004,496.08           4.39
5.251 - 5.500                    59             13,714,801.46          10.04
5.501 - 5.750                    40             8,664,636.18           6.34
5.751 - 6.000                    36             8,245,844.30           6.03
6.001 - 6.250                    3               691,065.01            0.51
6.251 - 6.500                    2               647,805.86            0.47
--------------------------------------------------------------------------------
Total:                          615            $136,650,435.52        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 7 Mortgage Loans is expected to be approximately 2.717% per annum.


                 Gross Margins of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage         Balance as of     Pool Principal
Gross Margin (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
1.501 - 1.750                    1               $189,587.66           0.14%
1.751 - 2.000                    1               203,850.13            0.15
2.251 - 2.500                    8              1,950,686.78           1.43
2.501 - 2.750                    30             5,994,847.18           4.39
2.751 - 3.000                    87             19,403,067.18          14.20
3.001 - 3.250                   136             29,924,693.18          21.90
3.251 - 3.500                   155             33,522,790.65          24.53
3.501 - 3.750                    52             11,584,564.47          8.48
3.751 - 4.000                    88             20,494,362.76          15.00
4.001 - 4.250                    57             13,381,985.53          9.79
--------------------------------------------------------------------------------
Total:                          615            $136,650,435.52        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 7 Mortgage Loans is expected to be approximately 3.409% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
                              Mortgage          Balance as of     Pool Principal
Rate Ceilings (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
9.751 - 10.000                  612            $136,081,655.71        99.58%
10.251 - 10.500                  3               568,779.81            0.42
--------------------------------------------------------------------------------
Total:                          615            $136,650,435.52        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 7 Mortgage Loans is expected to be approximately 9.952% per annum.


          First Rate Adjustment Date of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
     First Rate              Mortgage           Balance as of     Pool Principal
   Adjustment Date             Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
September 1, 2004               1                $279,771.66           0.20%
October 1, 2004                 2                409,835.02            0.30
November 1, 2004                24              5,423,090.84           3.97
December 1, 2004                79              16,257,802.94          11.90
January 1, 2005                 5               1,188,253.62           0.87
February 1, 2005                7               1,302,003.28           0.95
March 1, 2005                   1                307,203.65            0.22
April 1, 2005                   29              6,748,829.93           4.94
May 1, 2005                    207              48,221,284.43          35.29
June 1, 2005                   132              27,207,332.25          19.91
July 1, 2005                    73              17,178,157.27          12.57
August 1, 2005                  53              11,966,870.63          8.76
September 1, 2005               2                160,000.00            0.12
--------------------------------------------------------------------------------
Total:                         615             $136,650,435.52        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 7 Mortgage Loans is expected to be approximately 1 month.


                Remaining Terms of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
Remaining Term               Mortgage           Balance as of     Pool Principal
(Months)                      Loans             Cut-off Date         Balance
--------------------------------------------------------------------------------
341 - 360                      615             $136,650,435.52        100.00%
--------------------------------------------------------------------------------
Total:                         615             $136,650,435.52        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 7 Mortgage Loans is expected to be approximately 357 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

         Credit Scoring of Mortgagors of the Group 7 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
    Credit Scores             Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
801 - 850                       21              $4,966,074.10          3.63%
751 - 800                      122              25,080,884.56          18.35
701 - 750                      197              45,519,735.98          33.31
651 - 700                      207              45,022,987.02          32.95
601 - 650                       68              16,060,753.86          11.75
--------------------------------------------------------------------------------
Total:                         615             $136,650,435.52        100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 8 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 8 Mortgage Loans consist of Option ARMs secured by first lien, one-to-four family residential properties. The Group 8 Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 8 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to COFI and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 11.000%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Of the Group 8 Mortgage Loans, approximately 59.14% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------
                                                      Collateral Summary      Range (if applicable)
                                                      ------------------      ---------------------
Total Outstanding Loan Balance                           $196,466,116

Total Number of Loans                                             368

Average Loan Principal Balance                               $533,875          $356,683 to $2,996,857

WA Gross Coupon                                                2.930%                1.000% to 6.500%

WA FICO                                                           706                      611 to 812

WA Original Term                                           360 months

WA Remaining Term                                          358 months               351 to 360 months

WA OLTV                                                        73.66%                33.13% to 90.00%

WA Months to First Rate Adjustment Date                       1 month                   1 to 2 months

WA Gross Margin                                                3.424%                1.850% to 4.475%

WA Rate Ceiling                                                9.956%               9.950% to 11.000%

Geographic Concentration of Mortgaged Properties     CA        69.03%
(Top 5 States) based on the Aggregate Stated         NV         5.53%
Principal Balance                                    FL         4.89%
                                                     AZ         3.07%
                                                     MA         2.26%

-----------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal    Cut-off Date
                             Mortgage          Balance as of     Pool Principal
     Occupancy                 Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               329            $176,229,916.06        89.70%
Investor Property               28              14,142,550.87          7.20
Second Home                     11              6,093,648.74           3.10
--------------------------------------------------------------------------------
Total:                          368            $196,466,115.67        100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 8 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
     Property Type            Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence         256            $134,609,985.36        68.52%
PUD                             88              48,718,802.37          24.80
Condominium                     18              8,603,356.50           4.38
4-Family                         3              3,028,075.28           1.54
2-Family                         3              1,505,896.16           0.77
--------------------------------------------------------------------------------
Total:                          368            $196,466,115.67        100.00%
================================================================================


               Mortgage Loan Purpose of the Group 8 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Purpose                 Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Refinance-Cashout               172            $87,237,693.29         44.40%
Purchase                        142             80,913,426.00          41.18
Refinance-Rate/Term             54              28,314,996.38          14.41
--------------------------------------------------------------------------------
Total:                          368            $196,466,115.67        100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage          Balance as of     Pool Principal
    Geographic Area            Loans            Cut-off Date          Balance
--------------------------------------------------------------------------------
California                      257            $135,618,091.34        69.03%
Nevada                           19             10,855,863.59          5.53
Florida                          16             9,607,799.28           4.89
Arizona                          11             6,039,835.63           3.07
Massachusetts                    8              4,449,257.15           2.26
Hawaii                           5              3,587,324.95           1.83
New Jersey                       6              3,144,123.50           1.60
Washington                       4              2,200,615.08           1.12
Virginia                         4              2,006,778.88           1.02
Illinois                         3              1,899,617.94           0.97
New Mexico                       4              1,834,759.27           0.93
Idaho                            4              1,811,152.77           0.92
Maryland                         3              1,572,544.78           0.80
Michigan                         2              1,532,985.90           0.78
New York                         3              1,255,421.78           0.64
Connecticut                      2              1,037,353.28           0.53
Colorado                         2              1,031,282.32           0.52
Minnesota                        2              1,013,358.40           0.52
Missouri                         2               945,859.79            0.48
Tennessee                        2               872,609.21            0.44
Utah                             2               823,582.00            0.42
South Carolina                   2               788,736.94            0.40
Kentucky                         1               710,802.07            0.36
Oregon                           1               486,856.05            0.25
Oklahoma                         1               486,666.10            0.25
Texas                            1               427,379.10            0.22
North Carolina                   1               425,458.57            0.22
--------------------------------------------------------------------------------
Total:                          368            $196,466,115.67        100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 1.53% of the Group 8 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00         104            $39,630,632.92         20.17%
400,000.01 - 450,000.00          63             26,831,406.72          13.66
450,000.01 - 500,000.00          55             26,096,186.04          13.28
500,000.01 - 550,000.00          41             21,474,962.70          10.93
550,000.01 - 600,000.00          26             15,035,630.53          7.65
600,000.01 - 650,000.00          24             15,219,840.23          7.75
650,000.01 - 700,000.00          10             6,740,102.07           3.43
700,000.01 - 750,000.00          9              6,509,741.56           3.31
750,000.01 - 800,000.00          4              3,128,385.72           1.59
800,000.01 - 850,000.00          5              4,091,039.21           2.08
850,000.01 - 900,000.00          5              4,359,395.82           2.22
900,000.01 - 950,000.00          3              2,820,945.22           1.44
950,000.01 - 1,000,000.00        9              8,866,134.75           4.51
1,000,000.01 - 1,500,000.00      8              10,880,983.16          5.54
1,500,000.01 - 2,000,000.00      1              1,783,872.22           0.91
2,500,000.01 - 3,000,000.00      1              2,996,856.80           1.53
--------------------------------------------------------------------------------
Total:                          368            $196,466,115.67        100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 8 Mortgage Loans is expected to be approximately $533,875.


         Original Loan-To-Value Ratios of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage          Balance as of     Pool Principal
       Ratios (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
30.01 - 35.00                    2              $1,307,841.91          0.67%
40.01 - 45.00                    2              1,704,555.05           0.87
45.01 - 50.00                    3              1,644,261.41           0.84
50.01 - 55.00                    12             7,200,504.93           3.67
55.01 - 60.00                    13             9,097,528.59           4.63
60.01 - 65.00                    22             14,623,596.27          7.44
65.01 - 70.00                    36             19,171,399.36          9.76
70.01 - 75.00                    49             29,589,287.91          15.06
75.01 - 80.00                   226            110,809,974.29          56.40
80.01 - 85.00                    1               534,709.82            0.27
85.01 - 90.00                    2               782,456.13            0.40
--------------------------------------------------------------------------------
Total:                          368            $196,466,115.67        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 8 Mortgage Loans is expected to be approximately 73.66%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
less than 3.000                 225            $122,334,503.17        62.27%
4.751 - 5.000                    8              3,702,255.46           1.88
5.001 - 5.250                    15             8,681,770.34           4.42
5.251 - 5.500                    30             15,066,404.28          7.67
5.501 - 5.750                    25             14,751,141.91          7.51
5.751 - 6.000                    58             28,507,962.17          14.51
6.001 - 6.250                    4              2,096,534.36           1.07
6.251 - 6.500                    3              1,325,543.98           0.67
--------------------------------------------------------------------------------
Total:                          368            $196,466,115.67        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 8 Mortgage Loans is expected to be approximately 2.930% per annum.


                 Gross Margins of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage         Balance as of     Pool Principal
Gross Margin (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
1.751 - 2.000                    1               $807,289.69           0.41%
2.251 - 2.500                    2              1,465,946.28           0.75
2.501 - 2.750                    16             7,668,908.55           3.90
2.751 - 3.000                    43             23,940,678.21          12.19
3.001 - 3.250                    71             36,422,755.02          18.54
3.251 - 3.500                    86             49,020,194.51          24.95
3.501 - 3.750                    81             39,872,326.56          20.29
3.751 - 4.000                    36             19,294,501.54          9.82
4.001 - 4.250                    31             17,391,839.57          8.85
4.251 - 4.500                    1               581,675.74            0.30
--------------------------------------------------------------------------------
Total:                          368            $196,466,115.67        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 8 Mortgage Loans is expected to be approximately 3.424% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
                              Mortgage          Balance as of     Pool Principal
Rate Ceilings (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
9.751 - 10.000                  366            $195,407,045.52        99.46%
10.751 - 11.000                  2              1,059,070.15           0.54
--------------------------------------------------------------------------------
Total:                          368            $196,466,115.67        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 8 Mortgage Loans is expected to be approximately 9.956% per annum.


          First Rate Adjustment Date of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
     First Rate              Mortgage           Balance as of     Pool Principal
   Adjustment Date             Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
November 1, 2004                5               $2,339,255.94          1.19%
December 1, 2004                31              16,072,611.43          8.18
January 1, 2005                 1                380,546.80            0.19
February 1, 2005                3               1,239,813.24           0.63
March 1, 2005                   3               1,403,394.98           0.71
April 1, 2005                   19              10,152,648.53          5.17
May 1, 2005                    159              83,066,113.55          42.28
June 1, 2005                    93              52,325,182.75          26.63
July 1, 2005                    36              19,250,189.67          9.80
August 1, 2005                  18              10,236,358.78          5.21
--------------------------------------------------------------------------------
Total:                         368             $196,466,115.67        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 8 Mortgage Loans is expected to be approximately 1 month.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
Remaining Term               Mortgage           Balance as of     Pool Principal
(Months)                      Loans             Cut-off Date         Balance
--------------------------------------------------------------------------------
341 - 360                      368             $196,466,115.67        100.00%
--------------------------------------------------------------------------------
Total:                         368             $196,466,115.67        100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 8 Mortgage Loans is expected to be approximately 358 months.


         Credit Scoring of Mortgagors of the Group 8 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
    Credit Scores             Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
801 - 850                       4               $2,112,366.65          1.08%
751 - 800                       64              33,800,615.41          17.20
701 - 750                      122              65,239,493.57          33.21
651 - 700                      138              74,592,321.23          37.97
601 - 650                       40              20,721,318.81          10.55
--------------------------------------------------------------------------------
Total:                         368             $196,466,115.67        100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 9 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 9 Mortgage Loans consist of Option ARMs secured by first lien, one-to-four family residential properties. The Group 9 Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 9 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 10.325%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Of the Group 9 Mortgage Loans, approximately 51.13% have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------
                                                      Collateral Summary       Range (if applicable)
                                                      ------------------       ---------------------
Total Outstanding Loan Balance                            $98,985,548

Total Number of Loans                                             335

Average Loan Principal Balance                               $295,479             $56,293 to $991,341

WA Gross Coupon                                                1.645%                1.000% to 6.250%

WA FICO                                                           709                      611 to 813

WA Original Term                                           360 months

WA Remaining Term                                          358 months               356 to 359 months

WA OLTV                                                        77.56%                34.39% to 95.00%

WA Months to First Rate Adjustment Date                       1 month                   1 to 2 months

WA Gross Margin                                                2.648%                0.975% to 3.725%

WA Rate Ceiling                                                9.954%               9.950% to 10.325%

Geographic Concentration of Mortgaged Properties     CA        43.12%
(Top 5 States) based on the Aggregate Stated         FL        18.01%
Principal Balance                                    VA         5.01%
                                                     NV         4.96%
                                                     NJ         3.68%

-----------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal    Cut-off Date
                             Mortgage          Balance as of     Pool Principal
     Occupancy                 Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence               208            $70,321,744.45         71.04%
Investor Property               110             23,638,149.84          23.88
Second Home                     17              5,025,654.13           5.08
--------------------------------------------------------------------------------
Total:                          335            $98,985,548.42         100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 9 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
     Property Type            Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence         171            $54,268,191.45         54.82%
PUD                             81              24,635,961.57          24.89
Condominium                     66              14,728,590.87          14.88
2-Family                        11              3,343,333.14           3.38
4-Family                         4              1,673,358.31           1.69
3-Family                         2               336,113.08            0.34
--------------------------------------------------------------------------------
Total:                          335            $98,985,548.42         100.00%
================================================================================


               Mortgage Loan Purpose of the Group 9 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
       Purpose                 Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
Purchase                        182            $55,006,817.34         55.57%
Refinance-Cashout               88              24,705,194.84          24.96
Refinance-Rate/Term             65              19,273,536.24          19.47
--------------------------------------------------------------------------------
Total:                          335            $98,985,548.42         100.00%
================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage          Balance as of     Pool Principal
    Geographic Area            Loans            Cut-off Date          Balance
--------------------------------------------------------------------------------
California                      110            $42,687,284.78         43.12%
Florida                          79             17,826,765.69          18.01
Virginia                         19             4,961,901.57           5.01
Nevada                           17             4,912,188.40           4.96
New Jersey                       13             3,647,056.01           3.68
Washington                       12             2,989,491.43           3.02
Georgia                          5              2,644,344.95           2.67
Illinois                         9              2,612,142.11           2.64
Massachusetts                    8              2,419,253.14           2.44
Arizona                          9              2,402,673.40           2.43
North Carolina                   2              1,285,941.62           1.30
Oregon                           5              1,235,819.67           1.25
Colorado                         6              1,205,158.89           1.22
Maryland                         4              1,160,459.32           1.17
Utah                             5               936,994.02            0.95
Kentucky                         3               797,287.55            0.81
Texas                            5               731,217.59            0.74
Hawaii                           2               709,678.87            0.72
Missouri                         1               638,950.10            0.65
Michigan                         4               536,120.44            0.54
Minnesota                        4               516,812.38            0.52
Ohio                             1               491,005.81            0.50
Oklahoma                         4               361,175.66            0.36
Wisconsin                        2               261,998.82            0.26
Pennsylvania                     1               219,784.86            0.22
Delaware                         1               197,560.51            0.20
Indiana                          1               190,412.77            0.19
Tennessee                        1               161,712.84            0.16
District of Columbia             1               159,918.81            0.16
South Carolina                   1                84,436.41            0.09
--------------------------------------------------------------------------------
Total:                          335            $98,985,548.42         100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 1.17% of the Group 9 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00           20             $1,641,784.33          1.66%
100,000.01 - 150,000.00          43             5,432,201.69           5.49
150,000.01 - 200,000.00          53             9,319,114.01           9.41
200,000.01 - 250,000.00          49             11,182,122.79          11.30
250,000.01 - 300,000.00          42             11,433,329.46          11.55
300,000.01 - 350,000.00          25             8,165,228.16           8.25
350,000.01 - 400,000.00          25             9,497,125.34           9.59
400,000.01 - 450,000.00          19             8,039,061.28           8.12
450,000.01 - 500,000.00          23             10,888,541.94          11.00
500,000.01 - 550,000.00          6              3,165,338.38           3.20
550,000.01 - 600,000.00          11             6,289,598.38           6.35
600,000.01 - 650,000.00          7              4,398,929.00           4.44
650,000.01 - 700,000.00          2              1,368,052.02           1.38
700,000.01 - 750,000.00          4              2,957,133.05           2.99
750,000.01 - 800,000.00          2              1,534,639.62           1.55
800,000.01 - 850,000.00          1               812,198.88            0.82
850,000.01 - 900,000.00          1               898,934.95            0.91
950,000.01 - 1,000,000.00        2              1,962,215.14           1.98
--------------------------------------------------------------------------------
Total:                          335            $98,985,548.42         100.00%
================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 9 Mortgage Loans is expected to be approximately $295,479.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage          Balance as of     Pool Principal
       Ratios (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
30.01 - 35.00                    1               $248,441.44           0.25%
35.01 - 40.00                    1                99,576.88            0.10
45.01 - 50.00                    1               296,890.80            0.30
50.01 - 55.00                    3              1,416,923.59           1.43
55.01 - 60.00                    3              1,030,156.45           1.04
60.01 - 65.00                    8              1,733,460.79           1.75
65.01 - 70.00                    24             7,988,141.07           8.07
70.01 - 75.00                    19             7,518,746.03           7.60
75.01 - 80.00                   263             76,959,658.72          77.75
80.01 - 85.00                    1               123,173.52            0.12
85.01 - 90.00                    8               934,017.87            0.94
90.01 - 95.00                    3               636,361.26            0.64
--------------------------------------------------------------------------------
Total:                          335            $98,985,548.42         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 9 Mortgage Loans is expected to be approximately 77.56%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
Current Mortgage              Mortgage          Balance as of     Pool Principal
Interest Rates (%)              Loans           Cut-off Date         Balance
--------------------------------------------------------------------------------
less than 3.000                 304            $89,009,376.23         89.92%
3.001 - 3.250                    3               181,290.04            0.18
3.501 - 3.750                    1               256,822.81            0.26
4.251 - 4.500                    2               450,639.65            0.46
4.501 - 4.750                    1               319,740.42            0.32
4.751 - 5.000                    2               617,006.54            0.62
5.001 - 5.250                    9              2,815,062.49           2.84
5.251 - 5.500                    4              1,378,980.96           1.39
5.501 - 5.750                    7              2,874,918.30           2.90
6.001 - 6.250                    2              1,081,710.98           1.09
--------------------------------------------------------------------------------
Total:                          335            $98,985,548.42         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 9 Mortgage Loans is expected to be approximately 1.645% per annum.


                 Gross Margins of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cut-off Date
                              Mortgage         Balance as of     Pool Principal
Gross Margin (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
0.751 - 1.000                    1               $171,608.86           0.17%
1.001 - 1.250                    3               872,142.98            0.88
1.251 - 1.500                    13             3,222,489.04           3.26
1.501 - 1.750                    13             3,182,614.02           3.22
1.751 - 2.000                    9              2,320,288.00           2.34
2.001 - 2.250                    21             5,795,506.89           5.85
2.251 - 2.500                    54             19,520,953.71          19.72
2.501 - 2.750                    63             19,384,227.25          19.58
2.751 - 3.000                    68             20,947,390.54          21.16
3.001 - 3.250                    58             16,367,126.86          16.53
3.251 - 3.500                    26             6,095,388.46           6.16
3.501 - 3.750                    6              1,105,811.81           1.12
--------------------------------------------------------------------------------
Total:                          335            $98,985,548.42         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 9 Mortgage Loans is expected to be approximately 2.648% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                              Number Of        Stated Principal    Cut-off Date
                              Mortgage          Balance as of     Pool Principal
Rate Ceilings (%)               Loans           Cut-off Date          Balance
--------------------------------------------------------------------------------
9.751 - 10.000                  331            $97,976,551.21         98.98%
10.251 - 10.500                  4              1,008,997.21           1.02
--------------------------------------------------------------------------------
Total:                          335            $98,985,548.42         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 9 Mortgage Loans is expected to be approximately 9.954% per annum.


          First Rate Adjustment Date of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
     First Rate              Mortgage           Balance as of     Pool Principal
   Adjustment Date             Loans            Cut-off Date         Balance
--------------------------------------------------------------------------------
March 1, 2005                   5               $1,520,461.15          1.54%
April 1, 2005                   22              8,017,598.19           8.10
May 1, 2005                    246              73,369,968.51          74.12
June 1, 2005                    8               1,807,686.80           1.83
July 1, 2005                    52              14,004,469.71          14.15
August 1, 2005                  2                265,364.06            0.27
--------------------------------------------------------------------------------
Total:                         335             $98,985,548.42         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 9 Mortgage Loans is expected to be approximately 1 month.


                Remaining Terms of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                             Number Of        Stated Principal     Cut-off Date
Remaining Term               Mortgage           Balance as of     Pool Principal
(Months)                      Loans             Cut-off Date         Balance
--------------------------------------------------------------------------------
341 - 360                      335             $98,985,548.42         100.00%
--------------------------------------------------------------------------------
Total:                         335             $98,985,548.42         100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 9 Mortgage Loans is expected to be approximately 358 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            Banc of America Funding Corporation
                        [LOGO](TM)    Mortgage Pass-Through Certificates,
                                                 Series 2005-E
                                         $1,326,180,000 (approximate)
--------------------------------------------------------------------------------

         Credit Scoring of Mortgagors of the Group 9 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                             Number Of        Stated Principal     Cut-off Date
                             Mortgage           Balance as of     Pool Principal
    Credit Scores             Loans            Cut-off Date           Balance
--------------------------------------------------------------------------------
801 - 850                       8               $1,409,235.41          1.42%
751 - 800                       76              21,457,051.71          21.68
701 - 750                      102              29,233,808.16          29.53
651 - 700                      121              36,340,035.44          36.71
601 - 650                       28              10,545,417.70          10.65
--------------------------------------------------------------------------------
Total:                         335             $98,985,548.42         100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------